Filed under Rule 497(b) (Nos. 333-138013 and 811-21780)

PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO
a series of The Penn Street Fund, Inc.

83 General Warren Boulevard, Suite 200
Malvern, Pennsylvania 19355
(866) 207-5175

November 22, 2006

Dear Shareholders:

Enclosed please find several documents that are being furnished to you in connection with a Special Meeting of Shareholders (the "Meeting") of Penn Street Advisors Sector Rotational Portfolio (the "Penn Street Portfolio"). The Penn Street Portfolio is one of two series of The Penn Street Fund, Inc., a Maryland corporation ("The Penn Street Fund"). The Meeting will be held at the offices of The Penn Street Fund at the address set forth above on December 22, 2006 at 10:00 a.m. (Eastern time). We hope this material will receive your immediate attention.

The Board of Directors of The Penn Street Fund has approved the reorganization of the Penn Street Portfolio into the MFS Sector Rotational Fund (the "MFS Fund", and together with the Penn Street Portfolio, the "Funds"), a newly created series of MFS Series Trust XII, a Massachusetts business trust, and recommends that you, as a shareholder of the Penn Street Portfolio, consider and approve the proposed reorganization. If shareholders of the Penn Street Portfolio approve the proposed reorganization, and if the other conditions to the reorganization are satisfied, the Penn Street Portfolio will transfer all of its assets to the MFS Fund in exchange solely for the assumption by the MFS Fund of the identified liabilities of the Penn Street Portfolio and the issuance to the Penn Street Portfolio of shares of beneficial interest in the MFS Fund. After these transfers, shares of the MFS Fund will be distributed to shareholders of record of the Penn Street Portfolio, and the Penn Street Portfolio will be liquidated and dissolved. Shareholders of the Penn Street Portfolio will not incur sales charges in connection with the receipt of the MFS Fund shares.

Following the proposed reorganization, Massachusetts Financial Services Company ("MFS") will serve as the investment adviser to the MFS Fund, and Valley Forge Capital Advisors, Inc., the Penn Street Portfolio's sub-adviser, will continue to provide day-to-day portfolio management as the sub-adviser of the MFS Fund. The MFS Fund has an investment objective and investment strategies that are similar to those of the Penn Street Portfolio. The objective of the MFS Fund is to seek capital appreciation, and the objective of the Penn Street Portfolio is long-term capital appreciation. In addition, it is expected that the net annual expense ratios of the class of shares of the MFS Fund you will receive as part of the reorganization will be lower than those of the corresponding class of the Penn Street Portfolio for the fiscal year ended October 31, 2005. In particular, the management fee rate payable by the MFS Fund will be set at 0.75%, which is a reduction of 0.25% from the management fee rate of 1.00% currently payable by the Penn Street Portfolio. The reorganization is intended to be tax-free for federal income tax purposes, and no expenses of the reorganization will be borne by shareholders of the Penn Street Portfolio.

The Penn Street Fund recently discovered that there were three periods between 2001 and 2003 in which shares of the Penn Street Portfolio were sold without an effective registration statement. If you were a shareholder during these periods, the Penn Street Fund will be sending you an offer to rescind your purchases of shares of the Penn Street Fund that you made during those periods. You should read those materials carefully to consider whether it is in your best interest to participate in the offer. Pursuant to the Agreement and Plan of Reorganization (a form of which is attached as Appendix A), neither the MFS Fund nor MFS has agreed to assume any liability with respect to the sale of shares during these periods.

More information on the specific details and reasons for the Penn Street Portfolio's reorganization are contained in the enclosed combined Prospectus/Proxy Statement. The Notice of a Special Meeting of Shareholders and the proxy card are also enclosed. Your vote is important. Please read these documents carefully, cast your vote by signing the enclosed proxy card and returning the card in the enclosed pre-addressed, postage-paid envelope or by recording your vote by telephone or via the internet.

THE BOARD OF DIRECTORS OF THE PENN STREET FUND, INC. HAS APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION.

Sincerely,

John G. Roman
President

PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO
a series of The Penn Street Fund, Inc.

83 General Warren Boulevard, Suite 200
Malvern, Pennsylvania 19355
(866) 207-5175

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 22, 2006

To Shareholders of the Penn Street Advisors Sector Rotational Portfolio:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the "Meeting") of Penn Street Advisors Sector Rotational Portfolio (the "Penn Street Portfolio"), a series of The Penn Street Fund, Inc. (the "Company"), that will be held at the offices of the Company at the address set forth above on December 22, 2006, at 10:00 a.m. (Eastern time), to consider and vote on the following:

Proposal 1.  Approval of an Agreement and Plan of Reorganization between the Company, on behalf of the Penn Street Portfolio, and MFS Series Trust XII, on behalf of MFS Sector Rotational Fund, as described in the attached Prospectus/Proxy Statement.

Proposal 2.  Any other business that may properly come before the Meeting or any adjourned session of the Meeting.

The proposed reorganization is described in the attached combined Prospectus/Proxy Statement and a form of Agreement and Plan of Reorganization is attached as Appendix A to the combined Prospectus/Proxy Statement.

The Board of Directors of the Company has fixed the close of business on November 16, 2006 as the record date for the Meeting and any adjournment(s) thereof. Shareholders of record as of the record date are entitled to notice of, and to vote at, the Meeting. The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company.

As a shareholder, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we request that you complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope or that you record your vote by telephone or via the internet. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Company at the address noted above or by voting in person at the time of the Meeting, and in either event your proxy will not be used. A prior proxy also can be revoked by subsequently sending another properly completed proxy card by mail to the Secretary of the Company at the address noted above or by facsimile to the number listed above.

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date and promptly return the enclosed proxy or to record his or her vote by telephone or via the internet. Please vote as soon as possible so that the Meeting may be held as scheduled. The Board of Directors of the Company recommends that you vote "FOR" Proposal 1.

By Order of the Board of Directors,

November 22, 2006 Malvern, Pennsylvania	George M. Chamberlain, Jr. Secretary The Penn Street Fund, Inc.

COMBINED PROSPECTUS/PROXY STATEMENT

ACQUISITION OF THE ASSETS AND LIABILITIES OF

Penn Street Advisors Sector Rotational Portfolio
a series of The Penn Street Fund, Inc.

83 General Warren Boulevard, Suite 200
Malvern, Pennsylvania 19355
(866) 207-5175

BY AND IN EXCHANGE FOR SHARES OF

MFS Sector Rotational Fund
a series of MFS Series Trust XII
500 Boylston Street
Boston, Massachusetts 02116
(617) 954-5000

This Combined Prospectus/Proxy Statement, including the attached appendices (this "Prospectus/Proxy Statement") and the enclosed proxy card are expected to be mailed to shareholders beginning on or about November 22, 2006. This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies from the shareholders of the Penn Street Advisors Sector Rotational Portfolio (the "Penn Street Portfolio"), a series of The Penn Street Fund, Inc. (the "Company"), and sets forth concisely the information you should know before voting on the approval of the Agreement and Plan of Reorganization, with respect to the proposed acquisition of the assets and the assumption of the identified liabilities of the Penn Street Portfolio by the MFS Sector Rotational Fund (the "MFS Fund"), a series of MFS Series Trust XII (the "MFS Trust"), in exchange for shares of the MFS Fund (the "Plan of Reorganization"). A vote in favor of the Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Penn Street Portfolio. The Penn Street Portfolio and the MFS Fund are collectively referred to herein as the "Funds" and each is referred to individually as a "Fund."

The Plan of Reorganization will be considered by shareholders of the Penn Street Portfolio at a Special Meeting of Shareholders of the Penn Street Portfolio (the "Meeting") to be held at the offices of the Company at the address set forth above on December 22, 2006, at 10:00 a.m. (Eastern time). Please read this Prospectus/Proxy Statement carefully and keep it for future reference; it sets forth information about the MFS Fund that an investor ought to know before approving the proposed reorganization and investing in the MFS Fund.

This Prospectus/Proxy Statement is accompanied by the Prospectus of the MFS Fund, dated November 1, 2006, as supplemented from time to time, which is hereby incorporated into this Prospectus/Proxy Statement by reference. Since the MFS Fund has not yet commenced investment operations as of the date of this Prospectus/Proxy Statement, no annual report to shareholders is available for the MFS Fund.

In addition, the following documents have been filed with the Securities and Exchange Commission (the "SEC" or "Commission") and are hereby incorporated by reference into this Prospectus/Proxy Statement:

•  the Prospectus of the Company, which includes disclosures as to the Penn Street Portfolio, dated March 1, 2006, as supplemented from time to time.

•  the Statement of Additional Information of the Company, which includes disclosures as to the Penn Street Portfolio, dated March 1, 2006, as supplemented from time to time.

•  the Statement of Additional Information of the MFS Fund, dated November 1, 2006, as supplemented from time to time.

•  the Statement of Additional Information related to this Prospectus/Proxy Statement.

•  the audited financial statements and related report of the independent registered public accounting firm of the Penn Street Portfolio included in the Annual Report to Shareholders of the Company for the fiscal year ended October 31, 2005.

•  The unaudited financial statements for the Penn Street Portfolio included in the Semi-Annual Report to Shareholders of the Company for the semi-annual fiscal period ended April 30, 2006.

The Penn Street Portfolio has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of any of the Company's reports or documents listed above, shareholders may call (1-866-207-5175) or write to the Company at the address listed on the cover of this Prospectus/Proxy Statement. For a free copy of any of the MFS Fund documents listed above, shareholders may call (1-800-225-2606) or write to the MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3771. The SEC file numbers for the Statement of Additional Information relating to this Prospectus/Proxy Statement are 333-138013 and 811-21780, and the SEC file numbers for the other documents listed above relating to the MFS Fund are 333-126328 and 811-21780. The SEC file numbers for the documents listed above relating to the Penn Street Portfolio are 033-95102 and 811-09078.

Text-only versions of all of the foregoing Penn Street Portfolio and MFS Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Company, the Penn Street Portfolio, the MFS Trust, and the MFS Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102 at prescribed rates. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OF THE MFS FUND OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE MFS TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY THE MFS TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS

I.	Questions and Answers Regarding the Reorganization	6

II.	Proposal — Approval of the Plan of Reorganization	20

	Principal Investment Risks	20

	Information about the Reorganization	22

III.	Voting Information	30

	Required Vote for the Proposal	30

	Other Voting Information	31

	Information about Proxies and the Conduct of the Meeting	31

IV.	Interests of Certain Persons in the Reorganization	34

V.	Other Information	35

VI.	Financial Highlights	36

VII.	Information Filed with the Securities and Exchange Commission	36

Appendix A	Form of Agreement and Plan of Reorganization	A-1

Appendix B	Comparison of Principal Share Characteristics	B-1

Appendix C	Comparison of Fundamental and Non-Fundamental Investment Policies	C-1

Appendix D	Comparison of Organizational Documents and Governing Law	D-1

I.  QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the proposed reorganization. These questions and answers are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization. Please call (877) 333-2372 with any questions about the reorganization or this Prospectus/Proxy
Statement generally.

1.  What transactions are being proposed?

The Board of Directors of the Company, on behalf of the Penn Street Portfolio, has unanimously approved the transactions contemplated by the Plan of Reorganization, including the reorganization of the Penn Street Portfolio into the MFS Fund, and has concluded that participation in the proposed reorganization is in the best interests of the Penn Street Portfolio and its shareholders. Therefore, the Board recommends that you, as a shareholder of the Penn Street Portfolio, consider and approve the Plan of Reorganization and the transactions contemplated thereby. If approved by the Penn Street Portfolio's shareholders, the Penn Street Portfolio will transfer all of its assets to the MFS Fund in exchange for Class A and Class C shares of the MFS Fund and the assumption by the MFS Fund of all identified liabilities of the Penn Street Portfolio. Following this transfer, Class A shares and Class C shares of the MFS Fund will be distributed to shareholders of the Penn Street Portfolio pro rata in accordance with their percentage ownership interests in Class A and Class C shares, as the case may be, of the Penn Street Portfolio on the closing date, which is expected to be as soon as practicable after the Plan of Reorganization is approved by shareholders, but in no event later than April 1, 2007 (the "Closing Date"). The Penn Street Portfolio will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the "Reorganization." The MFS Fund is a newly created series of the MFS Trust and will not have commenced investment operations prior to the consummation of the Reorganization. The MFS Trust will have no assets or liabilities immediately prior to the consummation of the Reorganization (other than a nominal amount of assets). The MFS Fund will commence investment operations upon completion of the Reorganization.

It is intended that as a result of the proposed Reorganization, each Penn Street Portfolio shareholder will receive, without paying any initial sales charges, a number of full and fractional Class A or Class C shares, as the case may be, of the MFS Fund equal to the number of Class A shares or Class C shares, as the case may be, of the Penn Street Portfolio held by such shareholder on the Closing Date. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes. This means that neither the Penn Street Portfolio nor shareholders of the Penn Street Portfolio are expected to recognize any gain or loss for federal income tax purposes directly as a result of the Reorganization. In addition, it is expected that the net annual expense ratios for 2006 of the class of shares of the MFS Fund you will receive as part of the Reorganization will be lower after giving effect to an expense limitation arrangement than those of the corresponding class of the Penn Street Portfolio for the fiscal year ended October 31, 2005. In particular, the management fee rate payable by the MFS

Fund will be set at 0.75%, which is a reduction of 0.25% from the management fee rate of 1.00% currently payable by the Penn Street Portfolio.

Penn Street Investment Advisors, Inc., a Delaware corporation ("PSIA"), currently serves as the investment adviser to the Penn Street Portfolio and Valley Forge Capital Advisors, Inc., a Delaware corporation ("VFCA" or the "sub-adviser"), currently serves as the sub-adviser to the Penn Street Portfolio. Following the Reorganization, Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "adviser"), will serve as the investment adviser of the MFS Fund. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. Net assets under the management of the MFS organization were approximately $175 billion as of September 30, 2006. VFCA will serve as the sub-adviser to the MFS Fund, and thus, VFCA will continue to be the entity that provides day-to-day portfolio management services to shareholders following the Reorganization. The MFS Fund may rely upon an exemptive order from the Securities and Exchange Commission ("SEC") that permits MFS, subject to the approval of the Board of Trustees of the MFS Trust, without shareholder approval, to materially amend the existing sub-advisory agreement with VFCA or to enter into new sub-advisory agreements with sub-advisors that are not affiliated with MFS. By contrast, PSIA currently is not permitted to materially amend the Penn Street Portfolio's existing sub-advisory agreement with VFCA or enter into new sub-advisory agreements with sub-advisors that are not affiliated with PSIA unless it has obtained shareholder approval to do so. MFS Fund shareholders will be notified of any sub-adviser changes in the future.

Shareholders of the Penn Street Portfolio are being asked to approve the Plan of Reorganization. A copy of the form of Plan of Reorganization is attached to this Prospectus/Proxy Statement as Appendix A. By approving the Plan of Reorganization, shareholders are approving the Reorganization, as well as the liquidation and dissolution of the Penn Street Portfolio.

If shareholders do not approve the Reorganization, the Board of Directors of the Company may consider possible alternative arrangements determined to be in the best interests of the Penn Street Portfolio and its shareholders.

2.  Why is the Reorganization being proposed?

After considering a number of factors concerning the Reorganization, the Board of Directors of the Company has concluded that participation in the proposed Reorganization is in the best interests of the Penn Street Portfolio and its shareholders. Among these factors, the Board considered that, following the Reorganization, it is expected that the Class A and Class C shares of the MFS Fund will have lower net annual expense ratios (after giving effect to an expense limitation arrangement) than the Class A shares and Class C shares of the Penn Street Portfolio. In particular, the Board considered that the MFS Fund's management fee rate is 0.75%, which is 0.25% lower than the Penn Street Portfolio's management fee rate of 1.00%, and that the MFS Fund's management fee rate has breakpoints which could result in further reductions in the rate payable by the MFS Fund to the extent that the MFS Fund's net assets increase above a certain level. In addition to these anticipated reductions in Fund expenses, the Board considered that the MFS Fund is expected to have an investment program that is substantially similar to that of the Penn Street Portfolio, and that the MFS Fund's program will be implemented by the current sub-adviser to the Penn Street Portfolio, VFCA. The portfolio manager at VFCA who currently serves as the portfolio manager of the Penn Street Portfolio, G. Michael Mara, will continue in this capacity for the MFS Fund, thereby providing continuity in portfolio management services and investment personnel.

The Board also considered the benefits of engaging MFS and its affiliates as service providers to the MFS Fund following the Reorganization. In particular, the Board considered that MFS and its affiliates have the ability to devote additional resources to the administration and servicing of the MFS Fund and its shareholders, and have broader distribution capabilities, which create the potential for growth in the assets of the MFS Fund, potentially resulting in economies of scale.

In addition, the Board considered the ability of Penn Street Portfolio shareholders to effectively exchange Class A shares and Class C shares of the Penn Street Portfolio for Class A shares and Class C shares, respectively, of the MFS Fund without paying a sales charge or other fees upon receipt of such shares. It also considered the tax-free nature of the Reorganization for federal income tax purposes, and the fact that costs of the Reorganization will not be borne by the Penn Street Portfolio or the MFS Fund.

For a more complete discussion of these and other factors affecting the Board of Directors' decision, please see "Information about the Reorganization — Factors Considered by the Board of Directors of the Company" in Part II of this Prospectus/Proxy Statement below.

3.  How do the fees and expenses of the Penn Street Portfolio compare to those of the MFS Fund, and what are they estimated to be following the Reorganization?

The net annual expenses of each class of shares of the MFS Fund are expected to be lower than the net annual expenses of each corresponding class of shares of the Penn Street Portfolio following the Reorganization. In particular, the management fee rate payable by the MFS Fund will be set at 0.75%, a reduction of 0.25% as compared with the management fee rate of 1.00% currently payable by the Penn Street Portfolio. However, Class A shares of the MFS Fund are subject to a distribution and service (12b-1) fee of 0.35%, which is 0.10% higher than the distribution and service (12b-1) fee for Class A shares of the Penn Street Portfolio. Class A shares of the MFS Fund are also subject to a maximum initial sales charge of 5.75%, which is 0.25% higher than the maximum initial sales charge for Class A shares of the Penn Street Portfolio. The following tables show the fees and expenses that you may pay if you buy and hold shares of the Penn Street Portfolio based on actual expenses incurred by the Penn Street Portfolio during its most recent fiscal year ended October 31, 2005, followed by those estimated to be charged with respect to the MFS Fund (including pro forma combined expenses of the MFS Fund assuming the consummation of the Reorganization) for the MFS Fund's initial fiscal year.

The examples following the tables will help you compare the cost of investing in the Penn Street Portfolio with the estimated cost of investing in shares of the corresponding class of the

MFS Fund (including pro forma combined costs of the MFS Fund based on the pro forma combined fees and expenses shown in the tables).

Shareholder Fees (fees paid directly from your investment)

Class A	Penn Street Portfolio		MFS Fund		MFS Fund (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50	%(1)	5.75	%(2)	5.75	%(2)(3)
Maximum Deferred Sales Charge (Load)	None		See Below(2)		See Below(2)
Redemption Fee	None(4)		None		None
Class C	Penn Street Portfolio		MFS Fund		MFS Fund (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		None		None
Maximum Deferred Sales Charge (Load)	1.00% (as % of amount being redeemed)(5)		1.00% (as % of original purchase price or redemption proceeds, whichever is less)(6)		1.00% (as % of original purchase price or redemption proceeds, whichever is less)(6)
Redemption Fee	None(4)		None		None

(1)  Class A shares of the Penn Street Portfolio are subject to a maximum sales charge upon purchase of 5.50% of the offering price. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "How to Buy & Sell Shares" section of the Penn Street Portfolio's current Prospectus for a complete description of Class A sales charges, including certain waivers and reductions.

(2)  Class A shares of the MFS Fund are subject to a maximum sales charge upon purchase of 5.75% of the offering price. Larger investments are subject to smaller sales charges. In particular, a sales charge will not be deducted from a shareholder's purchase if the shareholder buys $1 million or more of Class A shares of the MFS Fund, or if the shareholder is investing through a retirement plan and the shareholder's Class A shares purchase meets certain requirements, but, in either case, a contingent deferred sales charge (a "CDSC") of 1.00% may be deducted from the shareholder's redemption proceeds if the shareholder redeems the shareholder's investment within 12 months of purchase. Please see "Description of Share Classes — Class A shares" in the MFS Fund's current Prospectus for a complete description of Class A sales charges.

(3)  No sales charges will be paid by Penn Street Portfolio shareholders upon receipt of shares of the MFS Fund as part of the proposed Reorganization.

(4)  A $10 wire redemption fee is imposed upon shareholders of the Penn Street Portfolio requesting a redemption or distribution via wire. This fee is imposed by the Penn Street Portfolio's custodian and not the Penn Street Portfolio.

(5)  Class C shares of the Penn Street Portfolio are subject to a CDSC of 1.00% of the amount being redeemed if sold within 13 months after purchase. This CDSC applies to all Class C shareholders and accounts, subject to certain exceptions. Please see "Class C Shares" in the "How to Buy & Sell Shares" section of the Penn Street Portfolio's current Prospectus for a complete description of Class C sales charges and exceptions.

(6)  Class C shares of the MFS Fund are subject to a CDSC of 1.00% of the direct investment or the total cost of the shares being redeemed, whichever is less. This CDSC may be deducted from the investor's redemption proceeds if the shares are redeemed by the investor within 12 months of the initial purchase, subject to certain waivers or reductions. Class C shares of the MFS Fund received in connection with the Reorganization will not be subject to this CDSC. Please see "Class C Shares," "Class B and Class C Sales Charge Waivers or Reductions" and "Calculation of CDSC" in the "Description of Share Classes" section of the MFS Fund's current Prospectus for a complete description of Class C sales charges, including certain waivers and reductions.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Class A	Penn Street Portfolio		MFS Fund		MFS Fund (pro forma combined)
Management Fees	1.00	%(1)	0.75	%(1)	0.75	%(1)
Distribution and Service (12b-1) Fees	0.25%		0.35%		0.35%
Other Expenses	1.57%		2.25	%(3)(4)	2.25	%(3)(4)
Total Annual Fund Operating Expenses	2.82	%(2)	3.35	%(3)(4)	3.35	%(3)(4)
Fee Waiver/Expense Reimbursement	See below(2)		(1.95	)%(4)	(1.95	)%(4)
Net Expenses	See below(2)		1.40	%(3)	1.40	%(3)
Class C	Penn Street Portfolio		MFS Fund		MFS Fund (pro forma combined)
Management Fees	1.00	%(1)	0.75	%(1)	0.75	%(1)
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	1.57%		2.25	%(3)(4)	2.25	%(3)(4)
Total Annual Fund Operating Expenses	3.57	%(2)	4.00	%(3)(4)	4.00	%(3)(4)
Fee Waiver/Expense Reimbursement	See below(2)		(1.95	)%(4)	(1.95	)%(4)
Net Expenses	See below(2)		2.05	%(3)	2.05	%(3)

(1)  The Penn Street Portfolio's management fees include a fee equal to an annual rate of 0.25% of the Fund's average daily net assets paid to PSIA, as the Fund's adviser, and a fee equal to an annual rate of 0.75% paid by the Fund to VFCA, as the Fund's sub-adviser. The MFS Fund's management fees include a fee equal to 0.35% annually of the MFS Fund's first $1 billion in average daily net assets; 0.30% annually of the Fund's average daily net assets in excess of $1 billion and less than $2.5 billion; 0.25% annually of the Fund's average daily net assets in excess of $2.5 billion and less than $5 billion; and 0.20% annually of the Fund's average net daily net assets in excess of $5 billion paid by MFS to VFCA, as the MFS Fund's sub-adviser.

(2)  "Total Annual Fund Operating Expenses" reflect gross expenses of the Penn Street Portfolio before any fee waivers and/or expense reimbursements. PSIA has voluntarily undertaken to waive fees and/or reimburse expenses of the Penn Street Portfolio to attempt to maintain an overall expense cap of not greater than 1.75% and 2.50% for Class A shares and Class C shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Penn Street Portfolio's Net Expenses, for the fiscal year ended October 31, 2005, were 1.75% and 2.50% for Class A shares and Class C shares, respectively.

(3)  The MFS Fund has an expense offset arrangement which reduces the MFS Fund's custodian fee based upon the amount of cash maintained by the MFS Fund with its custodian and dividend disbursing agent. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

(4)  MFS has agreed in writing to bear the MFS Fund's expenses such that "Total Annual Fund Operating Expenses" determined without giving effect to the expense offset arrangement described in note 3 above, do not exceed 1.40% annually for Class A shares and 2.05% annually for Class C shares for the first $1 billion of the MFS Fund's average daily net assets. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs, currency conversion costs and expenses associated with the MFS Fund's investing activities and will continue until at least the first anniversary of the closing of the Reorganization, which is expected to be December 31, 2007.

Examples

These examples will help you compare the cost of investing in the Penn Street Portfolio with the estimated cost of investing in the MFS Fund (including pro forma combined costs of the MFS Fund assuming consummation of the Reorganization). The examples assume that you invest $10,000 in the applicable Fund for the time periods indicated. The examples for the Class A shares apply regardless of whether or not you redeem your shares at the end of each time period. The examples for the Class C shares apply two different sets of assumptions, assuming, on the one hand, you redeem your shares at the end of each time period, and, assuming on the other hand, you hold on to your shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that dividends and other distributions are reinvested. The examples also assume that each Fund's operating expenses remain the same as those shown in the above tables under "Total Annual Operating Expenses", except that in the case of the MFS Fund, its net operating expenses are assumed to be the same as those shown in the above tables under MFS Fund's "Net Expenses" for the period during which any written fee reductions are in effect. Your actual costs may be higher or lower than those shown below.

Class A	1 Year	3 Years	5 Years	10 Years
Penn Street Portfolio	$819	$1,376	$1,957	$3,524
MFS Fund	$709	$1,344	$2,034	$3,859
MFS Fund (pro forma combined)	$709	$1,344	$2,034	$3,859
Class C	1 Year	3 Years	5 Years	10 Years
Penn Street Portfolio
Assuming redemption at end of period	$460	$1,094	$1,850	$3,836
Assuming no redemption	$360	$1,094	$1,850	$3,836
MFS Fund
Assuming redemption at end of period	$308	$1,009	$1,860	$4,064
Assuming no redemption	$208	$1,009	$1,860	$4,064
MFS Fund (pro forma combined)
Assuming redemption at end of period	$308	$1,009	$1,860	$4,064
Assuming no redemption	$208	$1,009	$1,860	$4,064

For more information on the fees and expenses of each Fund, see "Risk/Return Summary—Fees and Expenses" in the Penn Street Portfolio's current Prospectus, and see "Expense Summary" in the MFS Fund's current Prospectus.

4.  What will be the roles of MFS and VFCA following the proposed Reorganization?

Following the Reorganization, MFS will serve as investment adviser to the MFS Fund and will retain VFCA to provide the day-to-day portfolio management of the MFS Fund as sub-adviser to the MFS Fund. Therefore, the same entity will be responsible for the day-to-day portfolio management of the MFS Fund as for the Penn Street Portfolio. Moreover, the current portfolio manager of the Penn Street Portfolio, Mr. Mara, is expected to continue as portfolio manager of the MFS Fund. Mr. Mara is the President and majority owner of VFCA.

Pursuant to an investment advisory agreement and an administrative services agreement between MFS and the MFS Trust, on behalf of the MFS Fund, MFS provides investment management and related administrative services and facilities, respectively, to the MFS Fund, including portfolio management and trade execution. MFS has ultimate responsibility to oversee, monitor and evaluate the performance of any sub-adviser and recommend to the MFS Trust's Board of Trustees the hiring, termination and replacement of any sub-adviser for the MFS Fund. The management fee set forth in the investment advisory agreement is 0.75% annually of the MFS Fund's first $1 billion in average daily net assets; 0.65% of the MFS Fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.60% annually of the MFS Fund's average daily net assets in excess of $2.5 billion and up to $5 billion; and 0.50% annually of the MFS Fund's average daily net assets in excess of $5 billion. In addition, the MFS Fund pays MFS separate administrative fees, as set forth in the administrative services agreement, consisting of a fixed fee amount of $17,500. There will be no additional fee administrative fee on average daily assets up to $50 million. On average daily net assets in excess of $50 million through $750 million, there is a fee of 0.0175% (for net assets in excess of $750 million, such percentage decreases at certain specified breakpoints, decreasing to 0.0000% on average daily net assets in excess of $4 billion.)

MFS has engaged VFCA to act as sub-adviser to the MFS Fund. For VFCA's sub-advisory services, MFS pays VFCA a sub-advisory fee. Under the sub-advisory agreement with MFS, MFS (and not the MFS Fund) will pay VFCA at an annual rate equal to 0.35% annually of the MFS Fund's first $1 billion in average daily net assets; 0.30% of the MFS Fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.25% annually of the MFS Fund's average daily net assets in excess of $2.5 billion and up to $5 billion; and 0.20% annually of the MFS Fund's average daily net assets in excess of $5 billion.

Unlike the Penn Street Portfolio, the MFS Fund may rely on an exemptive order from the Commission that permits MFS, subject to the approval of the MFS Trust's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements (including VFCA's sub-advisory agreement) or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The MFS Fund's initial shareholder has approved reliance by the Fund on the exemptive order. MFS Fund shareholders will be notified of any sub-adviser changes in the future.

For more information about each Fund's investment adviser, sub-adviser and portfolio managers, see "Who Manages the Portfolios" in the Penn Street Portfolio's current Prospectus and "Investment Management Services" and "Portfolio Managers" in the Penn Street Portfolio's current Statement of Additional Information, and "Management of the Fund" in the MFS Fund's current Prospectus and "Management of the Fund" and "Portfolio Manager" in the MFS Fund's current Statement of Additional Information.

5.  How do the investment objective, principal investment strategies, and policies of the Penn Street Portfolio compare to those of the MFS Fund?

The Penn Street Portfolio and the MFS Fund pursue similar (but not identical) investment objectives and principal investment strategies and policies.

The Penn Street Portfolio's investment objective is long-term capital appreciation. The MFS Fund's investment objective is to seek capital appreciation. Since the Funds have similar investment objectives and principal investment strategies and policies, the portfolio securities held by the Penn Street Portfolio are compatible with the investment objective of the MFS Fund.

Both Funds seek to achieve their objectives by investing in equity securities, such as common stock, preferred stocks, depository receipts, and securities convertible into common stock (e.g., warrants, rights, and convertible bonds), including equity securities of companies of any market capitalization. Under normal operating environments, the Penn Street Portfolio normally keeps at least 80% of its assets fully invested in equity securities of U.S. companies. In comparison, under normal market conditions, the MFS Fund invests primarily in equity securities. The MFS Fund does not have a policy to invest a minimum percentage of its assets in U.S. equity securities, and, in pursuing its investment objective, is permitted to invest all or a portion of its assets in foreign securities. The Penn Street Portfolio is not prohibited from investing in foreign securities; however, given the Penn Street Portfolio's policy to invest 80% of its assets in equity securities of U.S. companies, in the event the Penn Street Portfolio invested in foreign securities, such investments would be 20% or less of its assets. Each Fund may engage in active and frequent trading to achieve its investment objective, and may take temporary defensive positions in cash and short-term investments in response to adverse market or economic conditions.

While the investment techniques and practices used by the Funds in pursuing their investment objectives are substantially similar, there are some differences. The MFS Fund may use certain investment techniques and practices not used by the Penn Street Portfolio. In particular, the MFS Fund may establish "short" positions in specific securities or stock indices through "naked" short sales (i.e., selling a security the MFS Fund does not own). In contrast, the Penn Street Portfolio maintains a policy that prohibits it from engaging in naked short sales. The Penn Street Portfolio may, however, make short sales of securities or maintain short positions for purposes of deferring the realization of a taxable gain or loss, provided that at all times when a short position is open, the Penn Street Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In other words, the Penn Street Portfolio is permitted to make short sales "against the box." It may not, however, make a short sale against the box if, as a result of such sale, more than 10% of the Penn Street Portfolio's net assets would be held as collateral for short sales.

The sub-adviser intends to select investments for the MFS Fund in substantially the same manner as it does for the Penn Street Portfolio, employing a two stage process that utilizes proprietary quantitative models. The sub-adviser first analyzes the return potential of the various sectors in the marketplace and allocates the MFS Fund's assets among sectors based on this analysis. The sub-adviser will then select companies within those sectors based on momentum, traditional growth and value criteria, as well as other quantitative and technical factors. The Penn Street Portfolio cannot invest in more than ten sectors at any given time. In contrast, the MFS Fund may invest in any number of sectors. Both Funds, however, can invest in as few as one sector, but have policies not to concentrate in a particular industry. For a comparison of the Funds' industry concentration policies, see Appendix C — Comparison of Fundamental and Non-Fundamental Investment Policies — to this Prospectus/Proxy Statement. In addition, both Funds are non-diversified investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means they may invest their assets in a small number of issuers.

Since the portfolio securities held by the Penn Street Portfolio are compatible with the investment objective of the MFS Fund, it is not expected that the proposed Reorganization will result in significant portfolio turnover or transaction expenses due to the Penn Street Portfolio's disposal of incompatible securities.

The Penn Street Portfolio and the MFS Fund have adopted certain fundamental investment policies, which cannot be changed without the consent of a majority of the outstanding shares of the applicable Fund; other non-fundamental investment policies set forth in the Funds' current Prospectuses and Statements of Additional Information can be changed without shareholder approval. For a comparison of the Penn Street Portfolio's fundamental and non-fundamental policies to the MFS Fund's fundamental and non-fundamental policies, please see Appendix C — Comparison of Fundamental and Non-Fundamental Investment Policies — to this Prospectus/Proxy Statement.

For more information regarding the Penn Street Portfolio's investment policies and restrictions, see, among other disclosures, "Risk/Return Summary — Principal Investment Strategies" in the Penn Street Portfolio's current Prospectus, and "Investment Objectives and Policies," "Fundamental Policies — All Portfolios," and "Operating Policies — All Portfolios" in the Penn Street Portfolio's current Statement of Additional Information. For more information regarding any of the MFS Fund's investment policies and restrictions, see, among other disclosures, "Risk Return Summary," "Certain Investment Strategies and Risks" and "Appendix A — Investment Techniques and Practices" in the MFS Fund's current Prospectus, "Investment Techniques, Practices, Risks and Restrictions" in Part I of the MFS Fund's current Statement of Additional Information, and "Investment Techniques, Practices, Risks and Restrictions," "Appendix E —Investment Strategies and Risks," and "Appendix F — Investment Restrictions" in Part II of the MFS Fund's current Statement of Additional Information.

6.  What MFS Fund shares will shareholders of the Penn Street Portfolio receive if the Reorganization occurs?

Shareholders holding Class A or Class C shares of the Penn Street Portfolio will receive Class A shares or Class C shares, respectively, of the MFS Fund pro rata in accordance with their percentage ownership of Class A or Class C shares, as applicable, of the Penn Street Portfolio. The Penn Street Portfolio is a non-diversified series of the Company, a Maryland corporation incorporated in 1995, and is governed by the Company's Articles of Incorporation, as amended and restated (the "Company's Articles of Incorporation"), and by-laws (the "Company's By-Laws"). The MFS Fund is a non-diversified series of the MFS Trust, a voluntary association with transferable shares organized in 2005 under the laws of The Commonwealth of Massachusetts (commonly referred to as a "Massachusetts business trust"), and is governed by the MFS Trust's Declaration of Trust, as amended from time to time (the "MFS Trust's Declaration of Trust") and by-laws, as amended and restated (the "MFS Trust's By-Laws"). If the Reorganization occurs, former shareholders of the Penn Street Portfolio will have voting and other rights set forth in the MFS Trust's Declaration of Trust and By-Laws. With respect to matters to be voted on by the shareholders of all the series of the MFS Trust as a group, such as the election of Trustees or matters affecting the entire MFS Trust, the votes of shareholders of the MFS Fund would be counted with all the other series of the MFS Trust. In these instances, the votes of former shareholders of the Penn Street Portfolio would be diluted by the votes of the shareholders of the other series of the MFS Trust.

The following are some of the significant differences between Maryland General Corporate Law (which governs the Company), the Company's Articles of Incorporation and By-Laws, and the MFS Trust's Declaration of Trust and By-Laws.

The Company	The MFS Trust
• A shareholder of a Maryland corporation who has fully paid the subscription price for his shares generally has no personal liability in excess of his cost for such shares.	• Shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of the MFS Trust. The MFS Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the MFS Trust and provides for indemnification and reimbursement of expenses out of the MFS Trust property for any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder (other than for taxes payable by virtue of his or her owning shares of the MFS Trust). Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the MFS Fund itself was unable to meet its obligations.

The Company	The MFS Trust
• The unanimous written consent of shareholders entitled to vote on the matter is required for shareholder action taken without a meeting.	• Consent to the action in writing of a majority of the shares entitled to vote on the matter (or such larger proportion thereof as required by law, the MFS Trust's Declaration of Trust, or the By-Laws) is required for shareholder action taken without a meeting.

• The Company's Articles of Incorporation cannot be amended without the approval of a majority of the votes of shareholders entitled to be cast on the matter.	• Except in limited circumstances specified in the MFS Trust's Declaration of Trust, the Board of Trustees may, without shareholder approval, amend or otherwise supplement the MFS Trust's Declaration of Trust.

• The liquidation of any series of the Company requires the approval of a majority of the outstanding voting securities of that series (as defined in the 1940 Act).	• Any series of the MFS Trust, or any class of any series, may be terminated at any time by a vote of the majority of outstanding voting securities of that series or class (as defined under the 1940 Act) or by the Board of Trustees by written notice to shareholders of that series or class.

• The Company's Articles of Incorporation contemplates that any merger, consolidation, or share exchange of a series will require the affirmative vote of the holders of a majority of the outstanding shares of that series.	• Any series or class of the MFS Trust may merge or consolidate with any other corporation or organization or may sell or exchange all or substantially all of its assets if authorized by the Trustees without shareholder consent or by a vote of the majority of outstanding voting securities of the class or series that is merging, consolidating or disposing of assets.

• Under Maryland law, with minor exceptions, prior to bringing suit on behalf of the Penn Street Portfolio, shareholders must make a demand on the Board of Directors requesting that they bring such suit.	• Shareholders of the MFS Fund may not bring suit on behalf of the MFS Fund without first making a demand on the Trustees requesting that they bring such suit, unless the plaintiff makes a specific showing that there would be irreparable injury to the MFS Fund or a majority of the Trustees have a personal financial interest in the action.

Please see Appendix D — Comparison of Organizational Documents and Governing Law — to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Penn Street Portfolio and those of the MFS Fund.

7.  How will the net asset value of the Penn Street Portfolio be determined for purposes of the Reorganization?

The valuation policies and procedures of the MFS Fund will be used to determine the aggregate net asset value of the portfolio securities and other assets of the Penn Street Portfolio to be transferred to the MFS Fund. If the Reorganization is approved, your Penn Street Portfolio shares will be exchanged for MFS Fund shares based on the Funds' respective net asset values per share as determined using the MFS Fund valuation policies and procedures, excluding sales charges, as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). This exchange will not affect the total dollar value of your investment.

8.  How do the principal share characteristics of the Class A and Class C shares of the Penn Street Portfolio compare to the principal share characteristics of the Class A and Class C shares of the MFS Fund?

The Class A and Class C shares of the Penn Street Portfolio have similar principal share characteristics to those of the Class A and Class C shares of the MFS Fund. The following is a summary comparison of these characteristics.

Classes of Shares. The Penn Street Portfolio currently offers two classes of shares: Class A and Class C. The MFS Fund will commence offering Class A, Class B and Class C shares of the MFS Fund to new investors after the Reorganization and will offer Class A and Class C Reorganization shares as part of the Reorganization. In connection with the Reorganization, Class A shares and Class C shares of the MFS Fund will be received by shareholders holding Class A or Class C shares, respectively, of the Penn Street Portfolio of record as of the Closing Date. The Class A shares and Class C shares of each Fund are subject to similar sales charges (as described above in "How do the fees and expenses of the Penn Street Portfolio compare to those of the MFS Fund, and what are they estimated to be following the Reorganization?"), although the amount and terms of such charges differ between the Funds.

Distribution and Service Plans. In addition, both the Company and the MFS Trust have adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, for the Class A and Class C shares of each Fund. The plans provide for distribution and/or service fees to be deducted from the average net assets of the Funds in order to compensate the Funds' principal underwriter and others, including certain participating financial intermediaries, for expenses relating to the promotion and sale of Class A and Class C shares of each Fund. Pursuant to the Penn Street Fund's Rule 12b-1 plan, Class A shares and Class C shares of the Fund pay annual distribution and/or service fees up to a maximum annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Under the 12b-1 Plan of the MFS Fund, Class A and Class C shares pay distribution and/or service fees up to a maximum annual rate of 0.35% and 1.00%, respectively, of average daily net assets.

Purchasing and Redeeming Shares. The procedures for purchasing and redeeming shares of the Funds are substantially similar. Each Fund offers an automatic investment plan permitting shareholders to make regular investments in the Funds through automatic deductions from a checking or savings account. The Penn Street Fund offers a systematic withdrawal plan permitting shareholders with an account value of at least $10,000 to withdraw a minimum of $100 on a periodic basis (there is a $5,000 minimum per bank wire if proceeds are sent directly to a shareholder's personal bank account). The MFS Fund offers a systematic withdrawal plan to shareholders owning Class A or Class C shares with a value of $5,000 or more. MFS Fund shareholders may elect to automatically receive regular periodic payments (of at least $50 if by check) through the automatic redemption of Class A and Class C shares. For Class C shares of the MFS Fund, shareholders can receive up to 10% (15% for certain IRA distributions) of the value of their accounts through these payments in any one year. For Class A shares of the MFS Fund, there is no similar percentage limitation. Shareholders redeeming Class C shares of the MFS Fund will not incur a CDSC under this plan; however, shareholders redeeming Class A shares of the MFS Fund may incur a CDSC under this plan. Both the Penn Street Portfolio and the MFS Fund reserve the right to automatically redeem shares if a shareholder's account falls below a specified minimum amount, subject to prior notice by the Fund.

Exchanging Shares. Both Funds permit exchanges of shares among other funds in their respective fund complexes. Shareholders of the Penn Street Portfolio may exchange their shares for the same share class of any of the other investment portfolios of the Company (currently consisting of only one other portfolio, The Berkshire Advisors Select Equity Portfolio) at net asset value without incurring additional sales charges by contacting the Penn Street Portfolio's transfer agent. Similarly, shareholders of the MFS Fund may exchange their shares for the same share class of certain other MFS funds (currently consisting of 73 other funds) at net asset value by contacting the Fund's transfer agent or through the shareholders' financial intermediaries. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan described below). MFS may waive the minimum exchange amount for certain types of investors and investments. While MFS Fund shares otherwise subject to a CDSC will not be charged a CDSC in such an exchange, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to the original shares should a shareholder wish to redeem the acquired shares. In other words, for purposes of computing the CDSC for the acquired shares at the time of redemption, the length of time the shareholder owned the shares will be measured from the date of original purchase of the shares being exchanged. In addition, shareholders of the MFS Fund who have an account balance of at least $2,000 may participate in an automatic exchange plan, which permits shareholders to make automatic periodic exchanges from their accounts for shares of the same class at net asset value of other MFS funds without any sales charges. A CDSC will apply if a shareholder redeems shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased. The Penn Street Portfolio does not offer such an automatic exchange plan to its shareholders.

Frequent Trading Activity. Both Funds maintain policies and procedures intended to discourage and prevent frequent trading in the Funds.

For a more detailed comparison of these and other related policies, procedures and other considerations, see Appendix B — Comparison of Principal Share Characteristics — to this Prospectus/Proxy Statement. In addition, for a more detailed description of the principal share characteristics of the Class A and Class C shares of each Fund, see the relevant disclosures in the Penn Street Portfolio's and MFS Fund's current Prospectuses and Statements of Additional Information.

9.  What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a tax-free reorganization for federal income tax purposes. This means that neither the Penn Street Portfolio nor its shareholders are expected to recognize a gain or loss directly as a result of the Reorganization. In addition, the aggregate tax basis of the MFS Fund shares received by each Penn Street Portfolio shareholder will be equal to the aggregate tax basis of the shareholder's Penn Street Portfolio shares, and each Penn Street Portfolio shareholder's holding period for its MFS Fund shares is expected to include the period for which it held the Penn Street Portfolio shares exchanged therefor.

At any time prior to the consummation of the Reorganization, a Penn Street Portfolio shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

For more information about the federal income tax consequences of the Reorganization, see "Information about the Reorganization — Federal Income Tax Consequences" in Part II of this Prospectus/Proxy Statement below.

10.  Will my dividend be affected by the Reorganization?

Currently, the Penn Street Portfolio intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of portfolio securities. The MFS Fund similarly intends to distribute substantially all of its net income (including any capital gains) to shareholders as dividends at least annually. Except as described below, your distributions will continue to be either reinvested in additional shares or paid in cash, according to the option you selected with the Penn Street Portfolio.

The MFS Fund will not permit any Penn Street Portfolio shareholder holding certificates for Penn Street Portfolio shares at the time of the Reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the Reorganization (referred to as "Reorganization Shares"), to exchange Reorganization Shares for shares of other investment companies managed by MFS or to pledge or redeem Reorganization Shares until such certificates for Penn Street Portfolio shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the above reasons, the MFS Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Penn Street Portfolio shares in cash.

11.  What other changes will occur as a result of the Reorganization?

The MFS Trust is governed by Trustees and officers who are different from the Directors and officers of the Company. For a list of the MFS Trust's Trustees and officers and their principal occupation or occupations for the past five years, please see "Appendix A — Trustees and Officers — Identification and Background" in Part II of the MFS Fund's current Statement of Additional Information. The various service providers for the MFS Fund are different from those of the Penn Street Portfolio. See "Information about the Reorganization — Comparison of Service Providers" in Part II of this Prospectus/Proxy Statement below. In addition, MFS and the

MFS Fund have different operating and compliance policies and procedures, such as codes of ethics, portfolio holdings disclosure, privacy policies, policies regarding transactions with Fund affiliates, and brokerage and trade allocation policies, than those of PSIA and the Penn Street Portfolio. The MFS Fund may rely on an exemptive order from the Commission that permits MFS, subject to the approval of the MFS Trust's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements (including VFCA's sub-advisory agreement) or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The Penn Street Portfolio is unable to rely upon any similar exemptive order.

12.  How will I be notified of the outcome of the Reorganization?

If the proposed Reorganization is approved by shareholders, you will receive confirmation after the Reorganization is completed, indicating your new account number, the number of shares of the MFS Fund you are receiving and the procedures for surrendering your certificates, if you have any. If the Reorganization is not approved, the Penn Street Portfolio will continue to be managed as a separate series of the Company in accordance with its current investment objective and polices and the Board of Directors may consider other alternatives.

13.  Will the number of shares each shareholder owns change following the Reorganization?

Yes, but the total value of the shares of the MFS Fund you receive will equal the total value of the shares of the Penn Street Portfolio that you hold at the time of the Reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the Reorganization.

II.  PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION

Principal Investment Risks.

Because the Funds have similar investment objectives and principal investment strategies, the principal risks associated with the Penn Street Portfolio and the MFS Fund are substantially the same (although the precise identification and description of those risks may differ). The actual risks of investing in the Penn Street Portfolio and the MFS Fund depend on the securities held in their portfolios and on market conditions, both of which change over time. Below is a summary description of the principal risks associated with the MFS Fund.

The principal risks of investing in the MFS Fund are:

•  Market Risk: This is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions or disappointing earnings results.

•  Company Risk: Prices of securities react to the economic condition of the company that issued the security. The Fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

•  Mid Cap and Small Cap Risk: The stock of small and mid cap companies can be more volatile than larger companies due to limited product lines, financial and management resources, market and distribution channels. Their shares can be less liquid than those of larger companies, especially during market declines.

•  Growth Companies Risk: This is the risk that the prices of growth company securities held by the Fund will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

•  Undervalued Companies Risk: MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

•  Active and Frequent Trading Risk: The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an individual retirement account ("IRA")). Frequent trading also increases transaction costs, which could detract from the Fund's performance.

•  Sector Concentration Risk: The Fund's investment performance will be closely tied to the performance of companies in a limited number of industries or sectors. Companies in a single industry or sector often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Fund than on a fund with a more broadly diversified portfolio.

•  Non-Diversified Status Risk: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the Fund invests defensively, it may not be able to achieve its investment objective. The Fund's defensive position may not be effective in protecting its value.

As noted above in response to the question "How do the investment objectives, principal investment strategies and policies of the Penn Street Portfolio compare to those of the MFS Fund?" in Part I of this Prospectus/Proxy Statement, under normal operating environments, the Penn Street Portfolio normally keeps at least 80% of its assets fully invested in equity securities of U.S. companies. The MFS Fund will invest primarily in equity securities but does not have a similar requirement to invest a specified percentage of its assets in equity securities of U.S. companies. Rather, as part of its principal investment strategies, it is permitted to invest in foreign securities. Accordingly, the following is an additional principal risk of the MFS Fund:

•  Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

•  These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

•  Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

•  Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•  Foreign markets may be less liquid and more volatile than U.S. markets.

•  Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the Fund.

For more information on the risks described above and other risks associated with the Penn Street Portfolio, see, among other disclosures, "Risk/Return Summary — Principal Investment Risks" in the Penn Street Portfolio's current Prospectus, and "Investment Objectives and Policies" in the Penn Street Portfolio's current Statement of Additional Information. For more information on the risks described above and other risks associated with the MFS Fund, see, among other disclosures, "Risk Return Summary — Principal Risks of an Investment" and "Certain Investment Strategies and Risks — Further Information on Investment Strategies and Risks" in the MFS Fund's current Prospectus, and "Investment Techniques, Practices, Risks and Restrictions" and "Appendix E — Investment Strategies and Risks" in Part II of the MFS Fund's current Statement of Additional Information.

As with the Penn Street Portfolio, a shareholder may lose money by investing in the MFS Fund.

Information about the Reorganization.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Penn Street Portfolio by and on behalf of the Board of Directors of the Company for use at the Meeting. The Meeting will be held at the principal offices of the Penn Street Portfolio, located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania, 19355, on December 22, 2006, at 10:00 a.m. (Eastern time). This Prospectus/Proxy Statement and the enclosed proxy are being mailed to shareholders of the Penn Street Portfolio on or about November 22, 2006.

Terms of The Proposed Reorganization.

Shareholders of the Penn Street Portfolio are being asked to vote for the approval of the Agreement and Plan of Reorganization between the MFS Trust, on behalf of the MFS Fund, and the Company, on behalf of the Penn Street Portfolio, as set forth in the Notice. If approved by the shareholders of the Penn Street Portfolio, the Reorganization is expected to occur as soon as practicable after the Plan of Reorganization is approved by shareholders, but in no event later than February 1, 2007 (the "Closing Date") pursuant to the Plan of Reorganization.

The following brief summary of the principal terms of the Plan of Reorganization is qualified in its entirety by the form of Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Plan of Reorganization, you should read Appendix A.

•  The Penn Street Portfolio will transfer all of its assets to the MFS Fund in exchange for the assumption by the MFS Fund of identified liabilities of the Penn Street Portfolio and the issuance and delivery to the Penn Street Portfolio by the MFS Fund of shares of beneficial interest, designated Class A and Class C shares, of the MFS Fund with an aggregate net asset value equal to the net assets of the Penn Street Portfolio on the Valuation Date. Those identified liabilities will consist of liabilities set forth on a Statement of Assets and Liabilities prepared as of the Valuation Date. In the event that there are liabilities of the Penn Street Portfolio other than the identified liabilities of the Fund, then under Maryland law, each shareholder of the Penn Street Portfolio may be held liable for such liabilities up to the value of the MFS Fund shares such shareholder receives in the Reorganization.

•  The assets and liabilities of the Penn Street Portfolio will be valued on the Valuation Date using the valuation procedures of the MFS Fund as set forth in the MFS Trust's Declaration of Trust and By-Laws, and in the MFS Fund's prospectus and statement of additional information in effect on the Valuation Date.

•  The Class A and Class C shares (and any fractional shares thereof) of the MFS Fund received by the Penn Street Portfolio will be distributed to the shareholders of the Penn Street Portfolio pro rata in accordance with their percentage ownership of Class A and Class C shares, as the case may be, of the Penn Street Portfolio in complete liquidation of the Penn Street Portfolio.

•  Upon such distribution and liquidation, each Class A shareholder of the Penn Street Portfolio will become a Class A shareholder of the MFS Fund, and each Class C shareholder of the

Penn Street Portfolio will become a Class C shareholder of the MFS Fund. In addition, the Penn Street Portfolio will be dissolved and its legal existence terminated.

•  The Reorganization requires approval by the Penn Street Portfolio's shareholders and satisfaction of a number of other conditions, including the obligation of each Fund to perform all of its obligations under the Plan of Reorganization, the receipt of certain documents and financial statements from the Penn Street Portfolio, and the receipt of opinions of counsel. Certain of these conditions may be waived by the parties.

•  The Reorganization may be terminated with the approval of the Board of Directors of the Company and the Board of Trustees of the MFS Trust at any time before the Closing Date (even if shareholders of the Penn Street Portfolio have already approved the Reorganization).

•  Regardless of whether the Reorganization is consummated, the Penn Street Portfolio will not be responsible for the reasonable expenses that it incurs in connection with the meeting of the Board of Directors of the Company to consider the Reorganization and the meeting of shareholders, including proxy solicitation costs and legal fees, in connection with the Reorganization. MFS, PSIA and VFCA will bear such reasonable expenses.

MFS Fund Shares.

If the Reorganization occurs, each shareholder of Class A or Class C shares of the Penn Street Portfolio will receive shares of the MFS Fund of the same share class that the shareholder holds in the Penn Street Portfolio pro rata in accordance with the shareholder's percentage ownership of such share class of the Penn Street Portfolio. The MFS Fund shares that a Penn Street Portfolio shareholder will receive will have the following characteristics:

•  They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's Penn Street Portfolio shares as of the Valuation Date, as determined in accordance with the valuation procedures set forth in the MFS Trust's Declaration of Trust and By-Laws, and in the MFS Fund's prospectus and statement of additional information in effect on the Valuation Date.

•  Class A shares will bear distribution and/or service fees that are 0.10% higher than a shareholder's Penn Street Portfolio Class A shares. Class C Shares of the MFS Fund, however, have the same distribution and/or service fees as a shareholder's Penn Street Portfolio Class C Shares. Class A shares of the MFS Fund are subject to a sales charge of 5.75% imposed on purchases, subject to certain waivers and reductions, which is 0.25% higher than that of the Class A shares of the Penn Street Portfolio. Class C shares of the MFS Fund are subject to a CDSC of 1.00% if a shareholder redeems the shareholder's shares within 12 months of purchase, subject to certain waivers or reductions; Class C shares of the Penn Street Portfolio also charge a CDSC of 1.00% if a shareholder redeems the shareholder's shares within 13 months of purchase. However, no sales charges will be imposed upon receipt of Class A or Class C shares of the MFS Fund by the Penn Street Portfolio's Class A and Class C shareholders as part of the Reorganization.

•  Any Class A shares of the MFS Fund purchased by former Penn Street Portfolio shareholders after the Reorganization will be subject to the Class A sales charges described above. In addition, Class C shares of the MFS Fund received in connection with the Reorganization will not be subject to the CDSC described above for the Class C shares of the MFS Fund.

•  The procedures for purchasing and redeeming a shareholder's shares will not significantly change as a result of the Reorganization, although communications will be sent to the MFS Trust or its agents rather than to the Company and its agents.

•  Penn Street Portfolio shareholders will have more exchange options as shareholders of the MFS Fund than they currently have as shareholders of the Penn Street Portfolio. Shareholders of the MFS funds may exchange their Class A and Class C shares for shares of a number of other MFS funds (currently 73 other funds) at net asset value without incurring a sales charges (subject to certain exceptions, see "How to Exchange Shares" in the MFS Fund's current Prospectus). Currently, the shareholders of the Penn Street Portfolio only have the ability to exchange their Class A and Class C shares for shares of the same class of the one other portfolio of the Company, The Berkshire Advisors Select Equity Portfolio, without incurring sales charges.

For further information on the principal share characteristics of the Class A shares and Class C shares of the MFS Fund, please read "How do the principal share characteristics of the Class A and Class C shares of the Penn Street Portfolio compare to the principal share characteristics of the Class A and Class C shares of the MFS Fund?" in Part I of this Prospectus/Proxy Statement and Appendix B — Comparison of Principal Share Characteristics — to this Prospectus/Proxy Statement, as well as "Description of Share Classes" and "How to Purchase, Exchange and Redeem Shares" in the MFS Fund's current Prospectus. For further information on the differences between the rights of shareholders of the Penn Street Portfolio and shareholders of the MFS Fund, please read "What MFS Fund shares will shareholders of the Penn Street Portfolio receive if the Reorganization occurs?" in Part I of this Prospectus/Proxy Statement and Appendix D — Comparison of Organizational Documents and Governing Law — to this Prospectus/Proxy Statement.

Factors Considered by the Board of Directors of the Company.

The Board of Directors of the Company, including all Directors who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) ("Independent Directors"), at a meeting on October 12, 2006, unanimously approved the Plan of Reorganization and recommended that the Plan be approved by shareholders of the Penn Street Portfolio.

In approving the Plan of Reorganization, the Board considered, among other factors:

•  Reduction in Operating Expense Ratios. MFS has agreed in writing to bear a portion of the MFS Fund's expenses until at least the first anniversary of the close of the Reorganization such that the Fund's total annual operating expenses (subject to certain exclusions, see "Expense Summary" in the MFS Fund's Prospectus and "How do the fees and expenses of the Penn Street Portfolio compare to those of the MFS Fund, and what are they estimated to be following the Reorganization?" in Part I above of this Prospectus/Proxy Statement) do not exceed 1.40% for Class A shares and 2.05% for Class C shares. This arrangement will result in a total expense ratio for Class A and Class C shares of the MFS Fund that is 0.35% and 0.45% lower, respectively, than the total expense ratios of the corresponding classes of shares of the Penn Street Portfolio (after taking into account PSIA's current voluntary waiver/reimbursement arrangement) as stated in the Penn Street Portfolio's Annual Report for the fiscal year ended October 31, 2005.

•  Reduction in Management Fee and Addition of Management Fee Breakpoints. The management fee rate payable by the MFS Fund will be 0.75%, which is 0.25% lower than the Penn Street Portfolio's management fee rate of 1.00%. In addition, MFS has agreed to reduce its management fees as the assets of the MFS Fund grows as described in "What will be the roles of MFS and VFCA following the proposed Reorganization?" in Part I of this Prospectus/Proxy Statement.

•  Enhanced Administrative Services. Following the Reorganization, MFS will provide administrative services and facilities to the MFS Fund, including portfolio management and trade execution. MFS is currently the administrator of 141 mutual funds with over $107 billion in assets as of September 30, 2006, and is able to devote additional resources to the administration of the MFS Fund. Pursuant to an administrative services agreement between the MFS Fund and MFS, the MFS Fund will pay MFS administrative fees consisting of a fixed fee amount of $17,500. There will be no additional fee administrative fee on average daily assets up to $50 million. On average daily net assets in excess of $50 million through $750 million, there is a fee of 0.0175% (for net assets in excess of $750 million, such percentage decreases at certain specified breakpoints, decreasing to 0.0000% on average daily net assets in excess of $4 billion.).

•  Potential Operating Efficiencies. MFS and its affiliates have broader distribution capabilities than PSIA, creating the potential for increased growth in the assets of the MFS Fund. Larger asset size generally reduces transaction costs and can improve portfolio diversification. Larger asset size may also create economies of scale, as fixed costs are spread across a larger asset base and if breakpoints in asset-based fees, such as the management and administrative fees noted above, are achieved.

•  Expanded Exchange Options. Penn Street Portfolio shareholders have an expanded number of exchange options as Class A and Class C shareholders of the MFS Fund than as Class A and Class C shareholders of the Penn Street Portfolio, and will be able to exchange their Class A and Class C shares of the MFS Fund for Class A and Class C shares, respectively, of a number of other MFS funds at net asset value without incurring sales charges (subject to certain exceptions, see "How to Exchange Shares" in the MFS Fund's current Prospectus).

•  Continuity in Sub-Advisory Services. Although MFS will serve as the investment adviser to the MFS Fund, VFCA will continue to provide day-to-day investment sub-advisory services to the MFS Fund as the sub-adviser. The current portfolio manager of the Penn Street Portfolio, Mr. Mara, is expected to continue as portfolio manager for the MFS Fund after the Reorganization.

•  Ability to Rely Upon Exemptive Order. The MFS Fund may rely on an exemptive order from the Commission that permits MFS, subject to the approval of the MFS Trust's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements (including VFCA's sub-advisory agreement) or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The Penn Street Portfolio is unable to rely upon any similar exemptive order.

•  Similar Investment Objectives and Strategies. The investment objectives and principal investment strategies of the Penn Street Portfolio and the MFS Fund are similar.

•  Tax-Free Reorganization. The Reorganization is expected to constitute a tax-free reorganization for federal income tax purposes. Accordingly, neither the Penn Street Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes directly as a result of the Reorganization. The Board did not consider any state, local, or foreign tax consequences.

•  No Reorganization Expenses Borne by the Penn Street Portfolio. Regardless of whether the Reorganization is consummated, the Penn Street Portfolio will not be responsible for the reasonable expenses that it incurs in connection with the meeting of the Board of Directors of the Company to consider the Reorganization and the meeting of shareholders, including proxy solicitation costs and legal fees, in connection with the Reorganization. MFS, PSIA and VFCA will bear such reasonable expenses.

The Board considered that PSIA, VFCA, and MFS and certain of its affiliates will benefit from the Reorganization and therefore may have conflicts of interest in proposing the Reorganization. MFS has an opportunity to increase the MFS Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits MFS by increasing its management fees and accelerating the point at which management of the MFS Fund is profitable to MFS. In addition, the principal underwriter of the MFS Fund's shares, MFS Fund Distributors, Inc. ("MFD"), which is a wholly owned subsidiary of MFS, will benefit through the adoption of a distribution and service (12b-1) plan and compensation for providing distribution, shareholder servicing, and account maintenance services. As sub-adviser to the MFS Fund, VFCA would benefit from increased assets under management. In addition, the Board was also advised that PSIA and VFCA have entered into certain agreements in principle with MFS and MFD, involving the payment by MFS and MFD of certain fees and other payments to PSIA and certain principals of VFCA that are contingent upon, among other things, the amount of new assets attracted to the MFS Fund following the Reorganization. All parties expect these agreements to be mutually beneficial, the principal terms of which are described in Part IV of this Prospectus/Proxy Statement below.

The Board also considered, among other factors, the terms of the Plan of Reorganization, the investment advisory agreement with MFS, and the sub-advisory agreement between MFS and VFCA; the terms of certain related agreements in principle among MFS (and certain affiliates), VFCA, and PSIA; the experience and qualifications of the trustees and officers of the MFS Trust; the compliance program and compliance history of the MFS Trust and MFS; the stability, reputation, financial condition, resources and experience of MFS and its affiliates; the past services and performance of VFCA; the qualifications of the service providers to be employed by the MFS Fund; the differences in the policies and procedures of the MFS Fund as compared to the Penn Street Portfolio; the potential benefits of the Reorganization to the MFS Fund; the differences in the governing laws and organizational documents of the MFS Fund and the Penn Street Portfolio; the ability of the existing shareholders of the Penn Street Portfolio to redeem their shares at net asset value prior to the Reorganization; the fact that substantially all of the current shareholders of the Penn Street Portfolio are investment advisory clients of, or are otherwise associated with, PSIA and VFCA; the alternatives available to the Penn Street Portfolio; and the recommendation of PSIA. In approving the Reorganization, the Board consulted with counsel to the Penn Street Portfolio and relied upon written information and oral presentations provided by PSIA/VFCA.

In light of the considerations noted above, and together with other factors and information deemed relevant, the Directors of the Company determined to approve the Plan of Reorganization. The Directors, including the Independent Directors, determined that the Reorganization would be in the best interest of the Penn Street Portfolio, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board of Trustees of the MFS Trust approved the Reorganization at a meeting held on July 26, 2006. A vote of shareholders of the MFS Fund is not needed to approve the Reorganization.

Federal Income Tax Consequences.

As a condition to each Fund's obligation to consummate the Reorganization, Ropes & Gray LLP will deliver to the Penn Street Portfolio and the MFS Fund an opinion to the effect that, on the basis of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules, court decisions, and other applicable authority, all as in effect on the date of the opinion, generally, except as provided below, for federal income tax purposes:

•  The Reorganization will constitute a reorganization as defined in Section 368(a) of the Code, and the Penn Street Portfolio and the MFS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  Under Section 361 of the Code, no gain or loss will be recognized by the Penn Street Portfolio upon the transfer of its assets to the MFS Fund in exchange for MFS Fund shares and the assumption by the MFS Fund of the Penn Street Portfolio's identified liabilities, or upon the distribution of MFS Fund shares by the Penn Street Portfolio to its shareholders in liquidation;

•  Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Penn Street Portfolio upon the exchange of their shares of the Penn Street Portfolio for shares of the MFS Fund;

•  Under Section 358 of the Code, the aggregate tax basis of the MFS Fund shares that the Penn Street Portfolio's shareholders receive in connection with the Reorganization will be the same as the aggregate tax basis of the Penn Street Portfolio shares exchanged therefor;

•  Under Section 1223(1) of the Code, a Penn Street Portfolio shareholder's holding period for his or her MFS Fund shares will be determined by including the holding period for the Penn Street Portfolio shares exchanged therefor, provided that the shareholder held the Penn Street Portfolio shares as capital assets;

•  Under Section 1032 of the Code, no gain or loss will be recognized by the MFS Fund upon receipt of the assets of the Penn Street Portfolio in exchange for the MFS Fund shares and the assumption by the MFS Fund of the identified liabilities of the Penn Street Portfolio;

•  Under Section 362(b) of the Code, the MFS Fund's tax basis in the Penn Street Portfolio assets transferred to the MFS Fund in the Reorganization will be the same as the Penn Street Portfolio's tax basis in such assets immediately prior to such exchange;

•  Under Section 1223(2) of the Code, the MFS Fund's holding periods in the Penn Street Portfolio assets will include the periods during which such assets were held by the Penn Street Portfolio; and

•  The MFS Fund will succeed to and take into account the items of the Penn Street Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Company on behalf of the Penn Street Portfolio, and the MFS Trust, on behalf of the MFS Fund, and will also be based on certain customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Service Providers.

PSIA, located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the investment adviser to the Penn Street Portfolio. VFCA, located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, serves as sub-adviser to the Penn Street Portfolio. After the Reorganization, VFCA will serve as sub-adviser to the MFS Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, 02116, is the investment adviser to all other series of the MFS Trust, and will serve as the investment adviser and administrator to the MFS Fund upon the Fund's commencement of operations.

With the exception of VFCA as sub-adviser, the MFS Fund will have different service providers than the Penn Street Portfolio. The following table shows the service providers for the Penn Street Portfolio and the MFS Fund.

	Penn Street Portfolio	MFS Fund
Adviser:	Penn Street Investment Advisors, Inc.	Massachusetts Financial Services Company

Sub-adviser:	Valley Forge Capital Advisors, Inc.	Valley Forge Capital Advisors, Inc.

Principal Underwriter:	Citco Mutual Fund Distributors, Inc.	MFS Fund Distributors, Inc.

Transfer Agent/Shareholder Servicing Agent:	Citco Mutual Fund Services, Inc. (Transfer Agent)	MFS Service Center, Inc. (Transfer Agent and Shareholder Servicing Agent)

Administrator:	Citco Mutual Fund Services, Inc.	Massachusetts Financial Services Company

	Penn Street Portfolio	MFS Fund
Custodian:	Harleysville National Bank	State Street Bank and Trust Company

Independent Registered Public Accounting Firm:	Briggs, Bunting & Dougherty, LLP	Ernst & Young LLP

Additional information regarding the MFS Fund's service providers is available in the MFS Fund's current Prospectus and Statement of Additional Information.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of August 31, 2006, (i) the capitalization of the Company and the MFS Fund, and (ii) the pro forma capitalization of the MFS Fund, as adjusted giving effect to the proposed Reorganization:

	Penn Street Portfolio	MFS Fund	Pro Forma Adjustments	Pro Forma Combined Fund*
Net Assets (000's omitted)
Class A	$14,877,638.42	$0	$0	$14,877,638.42
Class C	$132,227.62	$0	$0	$132,227.62
Shares Outstanding (000's omitted)
Class A	890,562.778	0	0	890,562.778
Class C	7,958.709	0	0	7,958.709
Net Asset Value Per Share
Class A	$16.71	$0	$0	$16.71
Class C	$16.61	$0	$0	$16.61

*  Assumes the Reorganization was consummated on August 31, 2006 and is for information purposes only.

The capitalization of the Penn Street Portfolio, and consequently the pro forma capitalization of the MFS Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Penn Street Portfolio prior to the completion of the Reorganization.

Additional Information.

Additional information about the Penn Street Portfolio is incorporated by reference from the Penn Street Portfolio's current Prospectus and Statement of Additional Information, both dated March 1, 2006, as may be supplemented from time to time. Information about the MFS Fund is incorporated by reference from the MFS Fund's current Prospectus and Statement of Additional Information, both dated November 1, 2006, as may be supplemented from time to time.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION.

III.  VOTING INFORMATION

Required Vote for the Proposal.

Approval of the Reorganization in respect of the Penn Street Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Penn Street Portfolio, which means the affirmative vote at the Meeting of the lesser of (1) more than 50% of the outstanding shares of the Penn Street Portfolio or (2) 67% or more of the shares of the Penn Street Portfolio present at the Meeting if more than 50% of the outstanding shares of the Penn Street Portfolio are represented at the Meeting in person or by proxy. A vote of shareholders of the MFS Fund is not needed to approve the Reorganization.

If shareholders of the Penn Street Portfolio do not approve the Reorganization, the Board of Directors of the Company may consider possible alternative arrangements in the best interests of the Penn Street Portfolio and its shareholders.

Other Voting Information.

The Board of Directors of the Company has fixed the close of business on November 16, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of the Company, or by regular employees of PSIA and its affiliated companies, none of whom will receive compensation for their participation in the solicitation. In addition, ADP/Management Information Services Corporation has been retained to aid in the solicitation of proxies for a fee expected not to exceed $6,000 plus reasonable out of pocket expenses for mailing. The expenses of the Penn Street Portfolio relating to the preparation of proxy statements and related materials, including printing and delivery costs and the costs of ADP, will be borne by MFS (and to the extent they exceed a specified amount, PSIA and VFCA).

Voting Process.

Shareholders can vote in any one of the following ways:

•  by filling out and returning the enclosed proxy card by mail in the enclosed, pre-addressed, postage-paid envelope; or

•  by calling the telephone number set forth on the proxy card and following the simple instructions; or

•  by going to the website set forth on the proxy card and following the on-line instructions

•  in person at the Meeting.

Shareholders of the Penn Street Portfolio are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. All owners of a joint account should sign the proxy card.

Costs.

The total cost of the Reorganization is estimated to be between $350,000 and $500,000. Neither the Penn Street Portfolio nor the MFS Fund will bear any costs of the Reorganization. MFS, PSIA, and VFCA will share the costs of the Reorganization as described in "Information about the Reorganization" in Part II of this Prospectus/Proxy Statement above.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the Plan of Reorganization. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Company, by properly executing and submitting a later-dated proxy by mail or facsimile, or by attending the Meeting and voting in person.

A majority of the outstanding shares of the Penn Street Portfolio entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and "broker non-votes" will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Addresses of Principal Underwriters.

The address of the Penn Street Portfolio's principal underwriter is Citco Mutual Fund Distributors, Inc. ("CMFD"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. The address of the MFS Fund's principal underwriter is MFD, 500 Boylston Street, Boston, Massachusetts 02116.

Share Ownership.

As of November 16, 2006, there were 875,862.2540 issued and outstanding Class A shares of the Penn Street Portfolio, and 7,988.2150 issued and outstanding Class C shares of the Penn Street Portfolio. No shares of the MFS Fund are issued and outstanding as of the date of this Prospectus/Proxy Statement.

As of November 16, 2006, the directors and officers of the Company, both individually and as a group, owned 6.299% of the outstanding class A shares of the Penn Street Portfolio. To the knowledge of the Company, as of November 16, 2006, the following shareholders owned of record (unless indicated otherwise) five percent or more of any class of the Penn Street Portfolio:

Shareholder Name and Address	Class of Shares Owned	Number of Outstanding Shares of Applicable Class Owned	Percentage of Class Owned	Percentage of Outstanding Shares of Corresponding Class of the MFS Fund Owned Upon Consummation of the Reorganization*
Harley Co P.O. Box 195 Harleysville PA 19438	Class A	271,949.2590	31.05%	31.05%
LifeNet Profit Sharing Plan & Trust 5809 Ward Ct. Virginia Beach VA 23455	Class A	47,459.4850	5.42%	5.42%
Marsha L. Digirolamo 233 Albert Street Newton Falls OH 44444	Class C	515.6740	6.46%	6.46%
George P. Cave P.O. Box 92 State College PA 16804	Class C	2,881.8440	36.08%	36.08%
First Clearing LLC FBO Floyd Rademaker 3315 N. Missouri Peoria IL 61603-1113	Class C	432.5160	5.41%	5.41%
First Clearing LLC FBO Martin Alberts 459 S Spruce Ave Galloway NJ 08205-4549	Class C	698.5390	8.74%	8.74%
Southwest Securities Inc. FBO Steven R. Miller P.O. Box 509002 Dallas TX 75250	Class C	1,763.4320	22.08%	22.08%

*  Percentage owned assuming completion of the Reorganization on November 16, 2006.

As depicted in the above chart, the following shareholders may hold greater than 25% of the outstanding voting shares of the Penn Street Portfolio. As a result, such shareholders could be deemed to "control" the Penn Street Portfolio as such term is defined in the 1940 Act, and accordingly, may exercise voting control with respect to approval of the Plan of Reorganization.

Shareholder Name and Address	Percentage Owned
Harley Co* P.O. Box 195 Harleysville PA 19438	30.77%

*  Harley Co. is the nominee name of Harleysville Bank and Trust Company, a Pennsylvania corporation.

Adjournments; Other Business.

If sufficient votes have not been received by the time of the Meeting to approve the Plan of Reorganization, the persons named as proxies may propose that the Meeting be adjourned one or more times for a period not more than 120 days in the aggregate following the original record date to permit further solicitation of proxies. Any adjournment with respect to the Penn Street Portfolio requires the affirmative vote of a majority of the total number of shares of the Penn Street Portfolio that are present in person or by proxy, whether or not a quorum is present. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Plan of Reorganization. They will vote against any such adjournment any proxy that directs them to vote against the Plan of Reorganization. They will not vote any proxy that directs them to abstain from voting on the Plan of Reorganization.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Company intends to present or knows that others will present is the proposal to approve the Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees.

Please advise The Penn Street Fund, Inc., 82 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

Shareholder Proposals

The Company does not hold annual or regular meetings of shareholders. If the Plan of Reorganization is not approved, shareholders wishing to submit proposals to be considered by the Company's shareholders at the next meeting of shareholders should send their written proposals to the Secretary of the Company, 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

IV.  INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

MFS and certain of its affiliates may be deemed to have an interest in the Reorganization because it will provide investment advisory and administrative services to the MFS Fund and receive other benefits from those arrangements. Future growth of assets of the MFS Fund can be expected to increase the total amount of fees payable to MFS and to reduce the amount of MFS Fund expenses that it may be required to bear as part of its expense cap arrangement. In addition, MFS can be expected to benefit from the fees it receives from the MFS Fund and from the addition of a well-managed fund with a strong historical performance record to the MFS family of funds. In addition, MFD, the principal underwriter of the MFS Fund's shares and a wholly owned subsidiary of MFS, can be expected to benefit through the adoption of a distribution and service (12b-1) plan for the Class A and Class C shares of the MFS Fund. In addition, MFS Service Center, Inc. ("MFSC"), another wholly owned subsidiary of MFS, serves as the transfer agent and shareholder servicing agent for the MFS Fund and receives fees and other benefits from its arrangement. Future growth of assets of the MFS Fund can be expected to increase the total amount of fees payable to MFD and MFSC. In addition, MFS has engaged VFCA as the sub-adviser for the MFS Fund. VFCA also may be deemed to have an interest in the Reorganization as it can be expected to benefit from the sub-advisory fees it receives from MFS and from MFS' enhanced marketing and distribution capabilities in expanding the size of the MFS Fund.

PSIA and certain of VFCA's principals also may be deemed to have an interest in the Reorganization. MFS has entered into agreements in principle with PSIA and VFCA under which MFS has agreed to pay PSIA a facilitation fee following the consummation of the Reorganization, a portion of which depends upon the ability of the MFS Fund to attract new assets and VFCA's continued service as the MFS Fund's sub-adviser. The agreements also contemplate that MFD would enter into agreements with two of VFCA's principals, under which each principal would receive payments from MFD in connection with their marketing and promotional activities on behalf of the MFS Fund. MFD will also pay VFCA a fee for the reasonable travel and entertainment expenses of such principals associated with marketing and promotional activities on behalf of the MFS Fund. The amount of these payments would also depend on the ability of each principal to attract new assets to the MFS Fund. Neither the Penn Street Portfolio nor the MFS Fund is a party to any of these arrangements, and they are not binding upon the Funds or the board of trustees or directors of either of them. In approving the Plan of Reorganization, the Company's Board of Directors was aware of and considered these agreements, including any potential conflicts of interest arising from such agreements.

V.  OTHER INFORMATION

Legal Proceedings. Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the 1940 Act, the Investment Advisers Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Pursuant to MFS's regulatory settlements described above, the MFS Trust observes certain governance policies and practices described under the headings "Shareholder Meetings" and "Fund Governance Policies and Practices" in Appendix D to this Prospectus/Proxy Statement.

VI.  FINANCIAL HIGHLIGHTS

The MFS Fund is newly organized and has no performance history or operations of its own as of the date of this Prospectus/Proxy Statement. After the Reorganization, which is subject to shareholder approval, the MFS Fund, as successor to the Penn Street Portfolio, will assume and publish the operating history and performance record of the Penn Street Portfolio. The audited financial statements and financial highlights of the Penn Street Portfolio for the fiscal year ended October 31, 2005 and the unaudited financial statements and highlights for the six-month period ended April 30, 2006 are incorporated by reference into this Prospectus/Proxy Statement. The financial statements and financial highlights for the fiscal year ended October 31, 2005 for the Penn Street Portfolio have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, as stated in its reports thereon. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

VII.  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Proxy material, reports, proxy and information statements, registration statements and other information filed by the MFS Trust can be inspected and copied at the Commission's public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Room 4-300, New York, NY 10281, 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326, 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; 801 Cherry Street, 19th Floor, Suite 1900, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Suite 1100, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling (202) 551-8090.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is adopted by MFS Series Trust XII, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 ("Surviving Trust"), on behalf of MFS Sector Rotational Fund ("Surviving Fund") and The Penn Street Fund, Inc., a Maryland corporation with its principal place of business at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 (the "Company"), on behalf of Penn Street Sector Rotational Portfolio ("Acquired Fund"). For the purposes of this Plan, the Surviving Fund and the Acquired Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds." For the purposes of this Plan, the Surviving Trust and the Company are sometimes referred to herein individually as a "Registrant" and collectively as the "Registrants."

The Surviving Trust and the Company wish to effect a reorganization, described in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and intend this Plan to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Code ("Regulations"). The reorganization will consist of (1) the transfer of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Assumed Liabilities of the Acquired Fund (as defined herein) and the issuance to the Acquired Fund of shares of beneficial interest in the Surviving Fund (the "Reorganization Shares") with an aggregate net asset value equal to the net assets of the Acquired Fund on the Valuation Date, (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund on the Liquidation Date (as defined herein) as provided herein and (3) the termination of the Acquired Fund as a series of the Company, all upon the terms and conditions hereinafter set forth in this Plan (such transactions involving the Acquired Fund and the Surviving Fund are referred to herein as a "Reorganization").

All representations, warranties, covenants, obligations or liabilities of each Fund contained herein or arising hereunder shall be deemed to be representations, warranties, covenants, obligations, and liabilities of either Registrant acting on behalf of the respective Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the respective Registrant, acting on behalf of that Fund. For the avoidance of doubt, under no circumstances will any series of the Company (other than the Acquired Fund) or of the Surviving Trust (other than the Surviving Fund) have any obligations or liabilities under or in respect of this Plan or the transactions contemplated hereby.

The Surviving Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Surviving Fund is a duly established and designated series of the Surviving Trust.

The Board of Directors of the Company has determined that the Reorganization is in the best interest of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

The Board of Trustees of the Surviving Trust has determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

The authorized capital of the Surviving Trust consists of an unlimited number of shares of beneficial interest, no par value ("shares"), currently divided into six series.

The Acquired Fund's shares are divided into two classes, designated Class A and Class C (the "Class A Acquired Fund Shares" and "Class C Acquired Fund Shares," respectively, and collectively, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into three classes, including classes designated as Class A and Class C shares (the "Class A Reorganization Shares" and "Class C Reorganization Shares," respectively), which two classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares."

1.  THE REORGANIZATION

Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (including, without limitation, all portfolio securities and instruments, dividend and interest receivables, receivables for shares sold, claims and rights of action, contractual rights, cash and other assets) that are owned by the Acquired Fund on the Closing Date (collectively, the "Assets"), whether or not set forth in a statement of assets and liabilities of the Acquired Fund, as of the close of business on the Valuation Date (as defined in paragraph 2.1 hereof), prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period, certified by the Company's Treasurer or Assistant Treasurer (the "Statement of Assets and Liabilities"). The Assets shall be transferred to the Surviving Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of the liabilities of the Acquired Fund which are set forth in the Statement of Assets and Liabilities (the "Assumed Liabilities"), and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund Shareholders of record determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing"). The Surviving Fund shall assume only the Assumed Liabilities and shall not assume any other liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund.

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets. The Acquired Fund agrees that from the date hereof that it will not acquire any security, and prior to the Closing will dispose of any current portfolio holding, that is not consistent with the investment policies and restrictions of the Acquiring Fund.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof to Acquired Fund Shareholders of record as of the Valuation Date, each Acquired Fund Shareholder being entitled to receive (A) that number of Class A Reorganization Shares equal to the total of (i) the number of Class A Acquired Fund Shares held by such shareholder divided by the number of such Class A Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class A Reorganization Shares outstanding as of the Closing Date; and (B) that number of Class C Reorganization Shares equal to the total of (i) the number of Class C Acquired Fund Shares held by such shareholder divided by the number of such Class C Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class C Reorganization Shares outstanding as of the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Reorganization Shares due that shareholder and the account for each Acquired Fund Shareholder that holds Class C Acquired Fund Shares will be credited with the respective pro rata number of Class C Reorganization Shares due that shareholder as described above). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 The Acquired Fund shall be terminated as a series of the Company promptly following the Liquidation Date pursuant to the provisions of the Company's Articles of Incorporation, as amended and restated ("Company's Articles of Incorporation"), and By-laws ("Company's By-Laws"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

2.  VALUATION

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Surviving Fund Custodian"), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Surviving Trust's Amended and Restated Declaration of Trust, as amended from time to time ("Surviving Trust's Declaration of Trust") and the Surviving Trust's Master Amended and Restated By-laws ("Surviving Trust's By-laws") and the Surviving Fund's current prospectus and statement of additional information (collectively, the "Surviving Fund Valuation Procedures"), to not less than two decimal places. The net value of the Assets shall be computed by the Surviving Fund Custodian by calculating the value of the Assets and subtracting therefrom the amount of the Assumed Liabilities, in the same manner as used to calculate the net assets of the Surviving Fund. The determinations of the Surviving Fund Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund's net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with such Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Surviving Fund Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1 (b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph) and (b) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Surviving Fund Custodian in its capacity as pricing agent for the Surviving Fund and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund using the Surviving Fund Valuation Procedures.

3.  CLOSING AND CLOSING DATE

3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than April 1, 2007. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Surviving Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 A listing of the portfolio securities and other assets of the Acquired Fund shall be made available by the Acquired Fund to the Surviving Fund Custodian for examination no later than 5 business days preceding the Valuation Date. Portfolio securities shall be delivered by the Acquired Fund to the Surviving Fund Custodian for the account of the Surviving Fund on the

Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department's book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 Act, as amended (the "1940 Act") and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Series Trust XII — MFS Sector Rotational Fund" or in the name of any successor organization.

3.3 If on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Valuation Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored and the Closing Date shall be adjusted accordingly to the first business day following the Valuation Date; provided that if trading shall not be fully resumed and reporting restored on or before April 1, 2007, this Plan may be terminated by either Registrant upon written notice to the other Registrant.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses and federal taxpayer identification numbers and backup, withholding and non resident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholders, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transactions contemplated by Section 1 of this Plan.

4.  REPRESENTATIONS AND WARRANTIES

4.1 The Company, on behalf of the Acquired Fund, represents, warrants and covenants to the Surviving Fund and the Surviving Trust, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Plan. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability or have a material adverse effect on the Acquired Fund.

Each of the Company and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Company is duly registered under the 1940 Act as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act has not been revoked or rescinded and is in full force and effect;

(c) The Acquired Fund is a separate series of the Company duly designated in accordance with the applicable provisions of the Company's Articles of Incorporation and the Company's By-laws and the laws of the State of Maryland.

(d) The Company is not in violation of, and the execution and delivery of this Plan and the performance of its obligations under this Plan in respect of the Acquired Fund will not result in a violation of, any provision of the Company's Articles of Incorporation or the Company's By-laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which the Acquired Fund or any of its assets are bound;

(e) No litigation, administrative, or other proceedings or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Company or the Acquired Fund, threatened against the Acquired Fund or any of the Acquired Fund's properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Company and the Acquired Fund knows of no facts that might form the basis for the institution of such litigation, proceedings, or investigation. Neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects its business or its ability to consummate the transactions contemplated herein or would be binding upon the Surviving Fund as the successor to the Acquired Fund;

(f) The Acquired Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Surviving Fund);

(g) The statement of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (including their market values) of the Acquired Fund at, as of and for the fiscal year ended October 31, 2006, copies of which have been provided to the Surviving Trust, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein.

The statement of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (including their market values) of the Acquired Fund at, as of and for the semi-annual fiscal period ended April 30, 2006, are in accordance with GAAP consistently applied and fairly reflect the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of the Valuation Date. Except for the Assumed Liabilities, the Acquired Fund will not have any known liabilities, contingent or otherwise, on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Company's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Company to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Surviving Trust's Form N-CSR after the Closing Date;

(h) Since the most recent fiscal year end of the Acquired Fund, except as specifically disclosed in the Acquired Fund's prospectus or its statement of additional information as in effect on the date of this Plan, or its annual report for the period ended October 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Plan), a decline in the net asset value per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(i) (A) For each taxable year of its operation since its inception, including the taxable year ended October 31, 2006, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date, and the Acquired Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code as of the Closing Date. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

(B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. In the case of the taxable year ended October 31, 2006, the Acquired Fund will properly file on a timely basis all Tax Returns (as defined below) that it is or will be required to file, and will deliver or cause to be delivered to the Surviving Fund, within a reasonable amount of time following such filing, a letter from an independently registered public accounting firm retained by the Acquired Fund stating that such firm reviewed the federal and state income tax returns of the Acquired Fund for the tax year ended October 31, 2006 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income taxes of the Acquired Fund for the periods covered thereby, or that the Acquired Fund would not qualify as a "regulated investment company" under Section 851 and 852 of the Code. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

(D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened by the Internal Revenue Service or any state, local or foreign taxing authority, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 1.1, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(I) The Acquired Fund has delivered to the Surviving Fund or made available to the Surviving Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Plan to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(K) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(L) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

(M) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

(N) For purposes of this Plan, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

(j) The authorized capital of the Company consists of 1,000,000,000 shares of common stock, $0.01 par value. The Company has allocated 20,000,000 shares to the Acquired Fund and has further reclassified those shares as follows: 10,000,000 shares of common stock as Penn Street Advisors Sector Rotational Portfolio—Class A series and 10,000,000 shares of common stock as Penn Street Advisors Sector Rotational Portfolio—Class C series, each having the characteristics described in the Acquired Fund's then current prospectus and statement of additional information. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund, [and will have been issued in compliance with applicable registration or qualification requirements of federal and state securities laws]. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Surviving Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Assets, and full right, power and authority to sell, assign, transfer and deliver the Assets to the Surviving Fund, and, upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended;

(l) The Company has the corporate power and authority to enter into and perform its obligations under this Plan. The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Company's Board of Directors and all other necessary corporate action on the part of the Company and the Acquired Fund, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Surviving Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund to the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund is and shall be accurate and complete, is and shall comply in all material respects with federal securities and other laws and regulations (and the requirements of any form for which its use is intended, including Commission Form N-1A) applicable thereto, and does and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n) The information that has been furnished by the Company and the Acquired Fund (or its agents) to the Surviving Fund for inclusion in a prospectus, including a proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), forming part of a Registration

Statement on Form N-14 of the Surviving Trust (the "Registration Statement") filed in connection with this Plan, will conform with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act and the rules and regulations of the Commission thereunder (collectively, the "Acts"), on the effective date of the Registration Statement and on the Closing Date. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including documents contained or incorporated therein by reference, insofar as it relates to the Company and the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Plan;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws as previously disclosed in writing to the Surviving Fund;

(q) The current prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Surviving Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading, and conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the Commission;

(r) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the 1940 Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Company with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the Securities Act, the 1940 Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the 1940 Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading;

(s) The Acquired Fund has previously provided to the Surviving Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the 1940 Act (including the relevant items of Form N-1A) and the regulations thereunder and the rules of the NASD;

(t) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, principal underwriter, employee, officer or director of an investment company under Section 9 of the 1940 Act; and

(u) The tax representation certificate to be delivered by Company on behalf of the Acquired Fund to the Surviving Trust and Ropes & Gray LLP ("Ropes & Gray") at the Closing pursuant to Paragraph 5.1(d) (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(v) The books and records of the Acquired Fund made available to the Surviving Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(w)  As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's portfolio securities and any other assets and liabilities of the Acquired Fund to be transferred to the Surviving Fund pursuant to this Plan. At the Closing Date, subject only to the delivery of the portfolio securities and any such other assets and liabilities as contemplated by this Plan, the Surviving Fund will acquire the portfolio securities and any other such assets subject to no encumbrances, liens, or security interests in favor of any third party creditor of the Acquired Fund and without any restrictions upon transfer thereof.

(x) No payments will be made by the Acquired Fund to its shareholders in connection with or as a result of this Plan or the transactions contemplated by this Plan, except that the

Acquired Fund will, in the ordinary course of business as an open-end investment company, make distributions of dividends paying out investment income or capital gains, and distributions in redemption of Acquired Fund Shares.

(y) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

4.2 The Surviving Trust, on behalf of the Surviving Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Surviving Fund has not commenced investment operations and will not do so until the Closing. The Surviving Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Surviving Trust has the power to own all of its properties and assets and to perform the obligations under this Plan. The Surviving Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Surviving Trust and the Surviving Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Surviving Trust is duly registered under the 1940 Act as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act has not been revoked or rescinded and is in full force and effect;

(c) The Surviving Fund is a separate series of the Surviving Trust duly designated in accordance with the applicable provisions of the Surviving Trust's Declaration of Trust and By-laws and the laws of the Commonwealth of Massachusetts.

(d) The Surviving Trust's registration statement on Form N-1A with respect to the Surviving Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Surviving Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the Commission thereunder;

(e) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund, and the Closing Date, the Prospectus/Proxy Statement, including documents contained or incorporated therein by reference, insofar as it relates to the Surviving Trust and the Surviving Fund, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Surviving Fund is not in violation in any material respect of, and the execution and delivery of this Plan and performance of its obligations under this Plan will not result in a violation of, any provisions of the Surviving Trust's Declaration of Trust or By-laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Surviving Fund to which the Surviving Trust is a party or by which the Surviving Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Surviving Fund or any of the Surviving Fund's properties or assets. The Surviving Fund knows of no facts that might form the basis for the institution of such litigation, proceedings or investigation. Neither the Surviving Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects its business or its ability to consummate the transactions contemplated herein;

(h) The Surviving Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Surviving Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Surviving Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(i) The Surviving Fund does not hold any property or have any tax attributes (including those specified in Section 381(c) of the Code), and immediately following the Closing Date, the Surviving Fund will possess solely the Assets and Assumed Liabilities that were possessed by the Acquired Fund immediately prior to the Closing Date, provided however that at the time of or before the Closing Date, the Surviving Fund may hold a nominal amount of assets to facilitate its organization.

(j) The authorized capital of the Surviving Trust consists of an unlimited number of shares of beneficial interest, no par value per share, of such number of different series as the Board of Trustees of the Surviving Trust may authorize from time to time. The outstanding shares of beneficial interest in the Surviving Fund at the Closing will be divided into three classes, including Class A shares and Class C shares, which two classes will be the only classes of the Surviving Fund's shares involved in the Reorganization, each having the characteristics described in the Surviving Fund's prospectus effective at such time.

(k) The Surviving Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Plan will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Surviving Fund's current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund shares, nor is there outstanding any security convertible into any Surviving Fund shares, nor will the Surviving Fund have any issued or outstanding shares on or before the Closing Date other than a nominal amount of shares issued to the adviser of the Surviving Fund or one of its affiliates that may be used to facilitate the organization of the Surviving Fund. Immediately following the Closing Date, all of the outstanding shares of the Surviving Fund (other than a nominal amount of shares issued to the Surviving Fund's adviser as described in the immediately preceding sentence) will be owned by the former shareholders of the Acquired Fund, who will own such shares solely by reason of their ownership of Acquired Fund Shares immediately prior to the Closing Date;

(l) The Surviving Fund was formed for the purpose of effecting the transactions contemplated by this Plan and will not engage in investment operations prior to the transactions contemplated by this Plan. The Surviving Fund has never held, and will not hold prior to the transactions contemplated by this Plan, directly or indirectly, any Acquired Fund Shares;

(m) The Surviving Fund has not yet filed its first federal income tax return, and, thus, has not yet elected to be treated as a regulated investment company for federal income tax purposes. The Surviving Fund will file its first income tax return at the completion of its first taxable year as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under Sections 851 and 852 of the Code;

(n) No payments will be made by the Surviving Fund to its shareholders in connection with or as a result of this Plan or the transactions contemplated by this Plan, except that the Surviving Fund will, in the ordinary course of its business as an open-end investment company, make distributions of dividends paying out investment income or capital gains, and distributions in redemption of shares of the Surviving Fund;

(o) The Surviving Trust has the trust power and authority to enter into and perform its obligations under this Plan. The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Surviving Trust's Board of Trustees and by all other necessary trust action on the part of the Surviving Trust and the Surviving Fund, and, assuming due authorization, execution and delivery by the Acquired Fund, this Plan will constitute a valid and binding obligation of the Surviving Trust and the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(p) The information to be furnished in writing by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and does and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(q) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Plan or the consummation of the transactions contemplated by the Plan by the Surviving Fund, except such as may be required under the Securities Act, the Exchange Act, the 1940 Act, and state securities or blue sky laws; and

(r) The tax representation certificate to be delivered by the Surviving Trust on behalf of the Surviving Fund to the Company and Ropes & Gray at Closing pursuant to Section 5.2(c) (the "Surviving Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.  CONDITIONS PRECEDENT

5.1 The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Surviving Trust on behalf of the Surviving Fund in writing:

(a) All representations and warranties of the Company on behalf of the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) The Company shall have delivered to the Surviving Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.3([l]), together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Valuation Date, certified by the Company's President (or any Vice President) and Treasurer or Assistant Treasurer; and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since October 31, 2005.

(c) The Company shall have delivered to the Surviving Trust on the Closing Date a certificate of the Company on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Surviving Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company and the Acquired Fund contained in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, that the Acquired Fund and the Company shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Trust shall reasonably request;

(d) The Company on behalf of the Acquired Fund shall have delivered to the Surviving Trust and Ropes & Gray an Acquired Fund Tax Representation Certificate, reasonably satisfactory to the Surviving Trust and Ropes & Gray, in a form mutually acceptable to the Surviving Trust and the Company, concerning certain tax-related matters with respect to the Acquired Fund;

(e) The Surviving Trust shall have received at the Closing a favorable opinion of [ ], dated as of the Closing Date, in a form reasonably satisfactory to the Surviving Trust, to the effect that:

(i) the Company is a corporation duly organized and validly existing under the laws of the State of Maryland and the Acquired Fund is a separate series of the Company thereof duly constituted in accordance with the Company's Articles of Incorporation and the Company's By-laws. The Acquired Fund has the power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement;

(ii) this Plan has been duly authorized, executed and delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of this Plan by the Company, on behalf of the Acquired Fund, is a valid and binding obligation of the Company and the Acquired Fund enforceable against the Company and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable.

(iv) the execution and delivery of this Plan by the Company on behalf of the Acquired Fund did not, and the consummation of the transactions contemplated hereby will not, (i) violate the Company's Articles of Incorporation or By-laws, or any material provision of any material agreement (known to [insert name of counsel issuing the opinion]) to which the Company or the Acquired Fund is a party or by which it or the Acquired Fund is bound, or (ii) to the knowledge of [insert name of counsel issuing the opinion], result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Company or the Acquired Fund is a party or by which it is bound.;

(v) to the knowledge of [insert name of counsel issuing the opinion], no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities or blue sky laws;

(vi) to the knowledge of [insert name of counsel issuing the opinion], there are no legal or governmental proceedings relating to the Company or the Acquired Fund existing on or before the date of mailing the Prospectus/Proxy Statement or the Closing Date, required to be described in the Registration Statement that are not described as required;

(vii) the Company is a duly registered investment company under the 1940 Act and, to the knowledge of [insert name of counsel issuing the opinion], its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(viii) to the knowledge of [insert name of counsel issuing the opinion], no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Company or the Acquired Fund or any of their properties or assets or any person whom the Company and the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, such counsel generally reviewed and discussed certain of such statements with certain officers of the Company and the Surviving Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led counsel to believe that, on the effective date of the Registration Statement or on the date of the Meeting (as defined below), the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Surviving Trust, its Board of Trustees and its officers and of each Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Trust may reasonably request.

(f) With respect to the Acquired Fund, the Board of Directors of the Company shall have determined that the Reorganization is in the best interests of the Acquired Fund and is not dilutive of the interests of the Acquired Fund Shareholders and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby;

(g) As of the Closing Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of Company's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(h) For federal income tax purposes, the Acquired Fund shall qualify as a "regulated investment company," and the provisions of sections 851 through 855 of the Code will continue to apply to Acquired Fund through the Closing Date. For any taxable year of the Acquired Fund that ends on or prior to the Closing Date, including the taxable year ending October 31, 2006, the Acquired Fund will declare to the Acquired Fund Shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing, for such taxable year, (a) all of the excess of (i) the Acquired Fund's investment income excludable from gross income under section 103 (a) of the Code over (ii) the Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund's net realized capital gain

(after reduction for any capital loss carryover). Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

(i) The Acquired Fund shall have incurred the Assumed Liabilities in the ordinary course of its business.

(j) The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Surviving Trust's Declaration of Trust or of investment restrictions disclosed in the Surviving Fund's prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

(k) All proceedings taken by the Company or the Acquired Fund in connection with the transactions contemplated by this Plan and all material documents related thereto shall be reasonably satisfactory in form and substance to the Surviving Fund.

(l) The Acquired Fund's custodian shall have delivered to the Surviving Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

(m) The Acquired Fund's transfer agent shall have provided to the Surviving Fund's transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund's transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund's transfer agent shall also have provided the Surviving Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

(n) All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities or blue sky laws (including any applicable exemptions therefrom) or, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Surviving Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Surviving Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Surviving Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Surviving Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

(o) Prior to the Closing Date, adequate errors and omissions and directors and officers insurance policies covering (1) the Company's Board of Directors, (2) the Acquired Fund, and

(3) the Company (with respect to potential losses relating to the Acquired Fund) shall be obtained and paid for out of the assets of the Acquired Fund and maintained for a period of not less than six years from the Closing Date.

5.2 The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Company on behalf of the Acquired Fund in writing:

(a) All representations and warranties by the Surviving Trust on behalf of the Surviving Fund contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(b) The Surviving Trust shall have delivered to the Company on the Closing Date a certificate of the Surviving Trust on behalf of the Surviving Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Trust and the Surviving Fund made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan that the Surviving Fund and the Surviving Trust shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Company shall reasonably request;

(c) The Surviving Trust on behalf of the Surviving Fund shall have delivered to the Company and Ropes & Gray a Surviving Fund Tax Representation Certificate, reasonably satisfactory to the Company and Ropes & Gray, in a form mutually acceptable to the Surviving Trust and the Company, concerning certain tax-related matters with respect to the Surviving Fund;

(d) With respect to the Surviving Fund, the Board of Trustees of the Surviving Trust shall have determined that the Reorganization is in the best interests of the Surviving Fund and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby; and

(e) The Company shall have received at the Closing a favorable opinion of Susan S. Newton, Assistant Secretary of the Surviving Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Company, to the effect that:

(i) the Surviving Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and is duly authorized to exercise all of its powers recited in the Surviving Trust's Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to Ms. Newton's knowledge, presently conducted, and the Surviving Fund is a separate series thereof duly constituted in accordance with the Surviving Trust's Declaration of Trust and the Surviving Trust's By-laws;

(ii) this Plan has been duly authorized, executed and delivered by the Surviving Trust, on behalf of the Surviving Fund, and assuming due authorization, execution and delivery of this Plan by the Surviving Trust on behalf of the Surviving Fund, is a valid and binding obligation of the Surviving Trust and the Surviving Fund enforceable against the Surviving Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and non-assessable shares of beneficial interest in the Surviving Fund (except as described in the Surviving Fund's current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive rights in respect thereof.

(iv) the execution and delivery of this Plan by the Surviving Trust on behalf of the Surviving Fund did not, and the consummation of the transactions contemplated hereby will not, (i) violate the Surviving Fund's Declaration of Trust or Surviving Fund's By-laws, or any material provision of any material agreement (known to Ms. Newton) to which the Surviving Trust or the Surviving Fund is a party or by which it or the Surviving Fund is bound, or (ii) to the knowledge of Ms. Newton, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Surviving Trust or the Surviving Fund is a party or by which it is bound;

(v) to the knowledge of Ms. Newton, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Trust or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities or blue sky laws;

(vi) to the knowledge of Ms. Newton, there are no legal or governmental proceedings relating to the Surviving Trust or the Surviving Fund existing on or before the date of mailing the Prospectus/Proxy Statement or the Closing Date, required to be described in the Registration Statement that are not described as required;

(vii) the Surviving Trust is a duly registered investment company under the 1940 Act and, to the knowledge of Ms. Newton, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(viii) to the knowledge of Ms. Newton, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Surviving Trust or the Surviving Fund or any of their properties or assets or any person whom the Surviving Trust and the Surviving Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Surviving Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f) Such opinion may also state that such opinion is solely for the benefit of the applicable Registrant, its Board of Trustees or Directors, as applicable, and its officers, and of each Fund. In connection with the foregoing, it is understood that Ms. Newton ay may rely upon the representations contained in this Plan, as well as certifications made by officers of the Surviving Trust, and shall contain such other assumptions and limitations as shall be in opinion of Ms. Newton appropriate to render the opinions expressed therein and as shall be reasonably satisfactory to the Acquired Fund.

(g) The obligations of the Acquired Fund and the Surviving Fund to complete the transactions provided for herein shall be subject to satisfaction of these further conditions on or before the Closing Date:

(h) The Surviving Trust, with the assistance of the Company, shall have prepared and filed with the Commission the Registration Statement and the Prospectus/Proxy Statement in connection with the Meeting (as defined below) to consider approval of this Plan.

(i) The Registration Statement shall have become effective under the Securities Act and, as of the Closing Date, no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act against the Surviving Fund.

(j) The adoption of this Plan shall have been duly authorized by all necessary action on the part of each Registrant, including approval of this Plan by the Acquired Fund Shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund, cast in accordance with the Company's Articles of Incorporation and the Company's By-laws and applicable law and the parties has have received reasonable evidence of such approval;

(k) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

(l) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Company, the Acquired Fund, the Surviving Trust or the Surviving Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund.

(m) The parties shall have received a favorable opinion of Ropes & Gray, addressed to the Surviving Fund and the Acquired Fund and satisfactory to the Surviving Fund and the Acquired Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations, current administrative rules and court decisions, on the basis of the facts, representations and assumptions set forth in such opinion,

(i) the acquisition by the Surviving Fund of all the Assets of the Acquired Fund solely in exchange for the issuance of the Reorganization Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Surviving Fund, followed by the distribution by the Acquired Fund, in complete liquidation of the Acquired Fund, of the Reorganization Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code and each of the Acquired Fund and the Surviving Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Assumed Liabilities of the Acquired Fund;

(iii) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(iv) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(v) no gain or loss will be recognized by the Surviving Fund shareholders upon the transfer of the Acquired Fund's assets to the Surviving Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Assumed Liabilities of the Acquired Fund, or upon the distribution of Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Plan;

(vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Reorganization Shares;

(vii) the aggregate basis of the Reorganization Shares an Acquired Fund Shareholder receives in connection with the transactions contemplated by this Plan will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor;

(viii) an Acquired Fund Shareholder's holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets; and

(ix) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

(n) Each Fund shall have operated its business in the ordinary course between the date hereof and through the Closing Date, it being understood that such ordinary course of business includes the declaration and payment of customary dividends and other distributions;

(o) The Surviving Fund will prepare the notice of meeting, form of proxy, and Prospectus/Proxy Statement to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Company will provide the Surviving Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Acts to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

(p) The Acquired Fund covenants that the Reorganization Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Plan;

(q) Subject to the provisions of this Plan, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan;

(r) The Acquired Fund shall furnish to the Surviving Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date setting forth the net asset value of the Acquired Fund as of the close of business on the Valuation Date, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Company's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Company shall furnish to the Surviving Trust, in such form as is reasonably satisfactory to the Surviving Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Surviving Fund under the Code, and which statement will be certified by the Treasurer of the Company;

(s) Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Surviving Fund, the Surviving Fund Tax Representation Certificate;

(t) From and after the date of this Plan and until the Closing Date, each of the Funds and the Company and the Surviving Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Plan as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment;

(u) From and after the date of this Plan and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code;

(v) The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date, including the taxable year ending October 31, 2006, and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns; and

(w) The Company shall have called a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

(x) The Company and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Company's Articles of Incorporation and the Company's By-laws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.  EXPENSES; CERTAIN TAX MATTERS; BROKERAGE FEES

6.1 Each Registrant has been advised that, whether or not the Reorganization occurs, neither Registrant will pay the Acquired Fund's reasonable expenses in connection with the meeting of the Directors of the Company to consider the Reorganization and the meeting of shareholders of the Acquired Fund, including proxy solicitation costs and the fees of counsel to the Company, in connection with the Reorganization,. Each Fund has been advised that such expenses shall be paid by Massachusetts Financial Services Company, Penn Street Investment Advisers, Inc. and Valley Forge Capital Advisers, Inc.

6.2 The Company or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing November 1, 2005 and ending on the Closing Date. For the avoidance of doubt, the Company or its designee shall, on behalf of the Acquired Fund, for its taxable year ended October 31, 2006, file and furnish all federal or state tax returns, forms, and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund.

6.3 Each of the Company, the Acquired Fund, the Surviving Trust and the Surviving Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Plan.

7.  TERMINATION AND AMENDMENT OF THIS PLAN

7.1 The Surviving Trust and the Company may terminate by mutual agreement this Plan and abandon the Reorganization at any time before the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

7.2 In addition, either of the Company or the Surviving Trust may at its option terminate this Plan unilaterally at or prior to the Closing Date because:

(a) With respect to a termination by the Acquired Trust, of a material breach by the Surviving Trust or the Surviving Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Surviving Trust or the Surviving Fund at or prior to the Closing Date, if not cured within [30] days; or with respect to a termination by the Surviving Trust, of a material breach by the Company or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Company or the Acquired Fund at or prior to the Closing Date, if not cured within [30] days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

7.3 This Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this paragraph 7.3 shall be construed to prohibit the Trusts from amending this Plan to change the Closing Date or the Valuation Date.

8.  MISCELLANEOUS

8.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

8.2 This Plan supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, and constitutes the only understanding with respect to the Reorganization, except for [identify any side agreements].

8.3 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

8.4 This Plan shall bind and inure to the benefit of each Trust and its successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the respective Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

8.5 A copy of the Surviving Trust's declaration of trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of or arising out of this instrument are not binding upon any of the Surviving Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Trust in accordance with its proportionate interest hereunder. The assets and liabilities of the Surviving Fund are separate and distinct from the assets and liabilities of any other series of the Surviving Trust and that the obligations of or arising out of this Plan concerning the Surviving Fund are binding solely upon the assets or property of the Surviving Fund thereof and not upon the assets or property of any other series of the Surviving Trust.

MFS Series Trust XII

By:

On behalf of MFS Sector Rotational Fund

The Penn Street Funds, Inc.

By:

On behalf of Penn Street Fund Sector Rotational Portfolio

APPENDIX B

COMPARISON OF PRINCIPAL SHARE CHARACTERISTICS

The following is a summary description and comparison of the principal share characteristics of the Class A and Class C shares of the Penn Street Portfolio and the MFS Fund. Further information on these topics can be found in each Fund's current Prospectus and Statement of Additional Information.

Classes of Shares.

The following describes the primary differences between the Class A shares of the Funds and the Class C shares of the Funds.

Class A Shares. The Class A shares of both Funds are subject to a sales charge imposed upon purchase calculated as a percentage of the offering price, but the terms and amount of such sales charges differ between the Funds. In both cases, the amount of such sales charge decreases at certain breakpoints based on the amount invested by a shareholder. Class A shares of the Penn Street Portfolio are sold at net asset value plus a sales charge of up to 5.50% of the offering price, subject to certain waivers and reductions. Class A shares of the MFS Fund are sold at net asset value plus a sales charge of up to 5.75% of the offering price, subject to certain waivers and reductions. Class A shares of the MFS Fund, however, are not subject to a sales charge imposed upon purchase when an investment of $1 million or more is made in such shares, but a CDSC of 1.00% will be deducted from the investor's redemption proceeds if the shares are redeemed by the investor within 12 months of the initial purchase. No sales charges will be imposed upon receipt of Class A shares of the MFS Fund by the Penn Street Portfolio's Class A shareholders as part of the Reorganization.

Class C Shares. Class C shares of both the Penn Street Portfolio and the MFS Fund are sold at net asset value without a sales charge imposed upon purchase, but are subject to a CDSC. The calculation and terms of such CDSCs differ between the Funds. Class C shares of the Penn Street Portfolio are subject to a CDSC of 1.00% of the amount being redeemed, which will be deducted from the investor's redemption proceeds if the shares are redeemed by the investor within 13 months of the initial purchase, subject to certain exceptions. In determining the CDSC for Class C shares of the Penn Street Portfolio, shares held the longest in the account shall be considered redeemed first. Class C shares of the MFS Fund are also subject to a CDSC of 1.00% of the direct investment or the total cost of the shares, whichever is less. This CDSC may be deducted from the investor's redemption proceeds if the shares are redeemed by the investor within 12 months of the initial purchase, subject to certain waivers and reductions. For purposes of determining the CDSC, shares not subject to a CDSC will be sold first, followed by shares held the longest. Class C shares of the MFS Fund and the Penn Street Portfolio do not convert to any other class of shares of the applicable Fund. Class C shares of the MFS Fund received in connection with the Reorganization will not be subject to the CDSC described above for the Class C shares of the MFS Fund.

For more information regarding the classes of shares of the Penn Street Portfolio, see, among other disclosures, "How to Buy & Sell Shares" in the Penn Street Portfolio's current Prospectus, and "General Information" and "Capital Stock" in the Penn Street Portfolio's current Statement of Additional Information. For more information regarding the classes of shares of the MFS Fund, see, among other disclosures, "Description of Share Classes" in the MFS Fund's current Prospectus, "Sales Charges and Distribution Payments" and "Appendix D — Sales Charges and Distribution Plan Payments" in Part I of the MFS Fund's current Statement of Additional Information, "Description of Shares, Voting Rights and Liabilities," and "Appendix C — Waivers of Sales Charges" in Part II of the MFS Fund's current Statement of Additional Information.

Purchase Procedures.

The procedures for purchasing shares of the Funds are substantially similar. Additional shares of both Funds can be purchased through brokers, dealers, banks and other financial intermediaries that have an agreement with the particular Fund's principal underwriter and/or (in the case of the MFS Fund) with MFS or certain of its affiliates. In addition, shares of both Funds can be purchased directly from the Funds by mail, wire transfer or telephone. In addition, each Fund offers an automatic investment plan that allows shareholders to make regular investments in the Fund through automatic deductions from a checking or savings account. A shareholder who wishes to purchase additional shares of the MFS Fund following the Reorganization will not be subject to a minimum investment amount unless paying by check, for which there is a minimum investment amount of $50. Additional shares of the Penn Street Portfolio are subject to a minimum investment amount of $100.

For more information regarding the Penn Street Portfolio's purchase procedures, see, among other disclosures, "How to Buy & Sell Shares" in the Penn Street Portfolio's current Prospectus. For more information regarding the MFS Fund's purchase procedures, see "How to Purchase, Exchange and Redeem Shares — How to Purchase Shares" in the MFS Fund's current Prospectus, and "Shareholder Services — Investment and Withdrawal Programs" in Part II of the MFS Fund's current Statement of Additional Information.

Distribution Procedures

Citco Mutual Fund Distributors, Inc. ("CMFD"), a wholly owned subsidiary of Citco Mutual Fund Sevices, Inc. ("CMFS") (the Penn Street Portfolio's administrator and transfer agent), acts as the principal underwriter for the shares of the Penn Street Portfolio. CMFD is under common control with PSIA, the Penn Street Portfolio's adviser. MFD, a wholly owned subsidiary of MFS, is the principal underwriter of shares of the MFS Fund. Both the Company and the MFS Trust have adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, for the Class A and Class C shares of each Fund. The plans provide for distribution and/or service fees to be deducted from the average net assets allocable to the Class A and Class C shares of the Funds in order to compensate CMFD or MFD, as the case may be, and others, including participating financial intermediaries, for expenses relating to the promotion and sale of Class A and Class C shares of each Fund. Pursuant to each of their respective Rule 12b-1 plans, the Penn Street Portfolio's Class A shares pay annual distribution and/or service fees up to a maximum annual rate of 0.25% of average daily net assets, the full amount of which may consist of shareholder service fees, and the MFS Fund's Class A shares pay annual distribution and service fees up to a maximum annual rate of 0.35% of average daily net assets, of which 0.25% will consist of a service fee and 0.10% will consist of a distribution fee. Class C shares of each Fund pay annual distribution and service fees up to a maximum annual rate of 1.00% of average daily net assets (consisting of a 0.75% distribution fee and a 0.25% service fee).

In the case of both Funds, the participating financial intermediaries selling shares of the Funds may receive all or a portion of the sales charges (discussed above) and Rule 12b-1 distribution and/or service fees. In addition, in the case of the Penn Street Portfolio, CMFD will pay certain concessions to dealers who have entered into agreements with CMFD to sell shares of the Penn Street Portfolio, and may from time to time offer incentive compensation to such dealers, allowing them to retain an additional portion of the sales charges. In the case of the MFS Fund, MFD or one or more of its affiliates may make additional cash payments out of their own resources to certain financial intermediaries as incentives to market the MFS Fund, to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD and its affiliates is not reflected in the fees and expenses listed above in "How do the fees and expenses of the Penn Street Portfolio compare to those of the MFS Fund, and what are they estimated to be following the Reorganization?" in Part I of this Prospectus/Proxy Statement above or in the "Annual Fund Operating Expenses" table in the "Expense Summary" section of the MFS Fund's current Prospectus.

For more information regarding the Penn Street Portfolio's distribution and service arrangements and other distribution arrangements, see, among other disclosures, "Risk/Return Summary — Fees and Expenses" and "How to Buy & Sell Shares" in the Penn Street Portfolio's current Prospectus, and "Distributor and Distribution" in the Penn Street Portfolio's current Statement of Additional Information. For more information regarding the MFS Fund's distribution and service arrangements and other distribution arrangements, see, among other disclosures, "Expense Summary," "Management of the Fund — Distributor," "Description of Share Classes — Distribution and Services Fees" and "— Financial Intermediary Support Payments" in the MFS Fund's current Prospectus, "Sales Charges and Distribution Plan Payments — Distribution Plan Payments" in Part I of the MFS Fund's current Statement of Additional Information, and "Management of the Fund — Distributor," "Distribution Plan," and "Appendix D — Financial Intermediary Compensation" in Part II of the MFS Fund's current Statement of Additional Information.

Redemption Procedures.

The redemption procedures for the Penn Street Portfolio and the MFS Fund are substantially similar. Both Funds allow redemption requests to be submitted by telephone or mail, redemption proceeds may be mailed or sent by wire. The Penn Street Portfolio and the MFS Fund do not charge shareholders a redemption fee. However, a $10 wire redemption fee may be imposed by the Penn Street Portfolio's custodian on shareholders of the Penn Street Portfolio requesting a redemption or distribution via wire.

Automatic Redemption of Shares. Both the Penn Street Portfolio and the MFS Fund reserve the right to automatically redeem shares. The Penn Street Portfolio may liquidate a shareholder's account if the value of the account falls to less than $2,000 and the shareholder receives 30 days' notice. The MFS Fund may redeem shares in an account if the balance falls below the minimum value of $500 after providing 60 days' notice. In the case of both Funds, this right to automatically redeem shares does not apply if the value of the account drops below the minimum requirement as a result of market action (as opposed to resulting from redemptions or exchanges). In addition, in the case of the Penn Street Portfolio, the minimum balance requirement for the Penn Street Portfolio does not apply to IRAs and other tax-sheltered investment accounts; the MFS Fund does not have such exclusions.

In-Kind Redemptions. MFS has reserved the right to pay redemption proceeds in-kind using portfolio securities (rather than cash). In cases where the MFS Fund does make an in-kind redemption, it will pay, during any 90-day period, the shareholder's redemption proceeds in cash where the redemption is at or below either $250,000 or 1.00% of the Fund's net assets, whichever is less. The Penn Street Portfolio has not reserved a similar right to make in-kind redemptions.

Systematic Withdrawals. Both the Penn Street Portfolio and the MFS Fund offer systematic withdrawal plans to shareholders. The terms of these plans, however, differ between the Penn Street Portfolio and the MFS Fund. The Penn Street Portfolio's systematic withdrawal plan allows shareholders owning shares with a value of $10,000 or more to receive monthly or quarterly payments in amounts of not less than $100 per payment(not less than $5,000 per wire transfer if shareholder is receiving payments directly into a personal bank account) by authorizing the Fund to redeem the necessary number of shares periodically in order to make the payments requested. The Penn Street Portfolio does not charge a redemption fee to shareholders under the plan. The MFS Fund's systematic withdrawal plan allows shareholders to receive regular periodic payments (of at least $50 if by check) through the automatic redemption of shares. The MFS Fund offers this plan to shareholders owning Class A or Class C shares with a value of $5,000 or more. For Class C shares of the MFS Fund, shareholders can receive up to 10% (15% for certain IRA distributions) of the value of the shareholder's account through these payments in any one year, and they will not incur a CDSC or redemption fee on Class C shares redeemed under this plan. In contrast, Class A shares of the MFS Fund are not subject to a similar percentage limitation, and they will not incur a redemption fee. Class A shares, however, may incur a CDSC (if applicable) when Class A shares are redeemed under this plan.

For more information regarding the Penn Street Portfolio's redemption procedures and systematic withdrawal plans, see, among other disclosures, "How to Buy & Sell Shares" in the Penn Street Portfolio's current Prospectus. For more information regarding the MFS Fund's redemption procedures and systematic withdrawal plans, see, among other disclosures, "Description of Share Classes — Systematic Withdrawal Plan," "How to Purchase, Exchange and Redeem Shares — How to Redeem Shares," "Other Considerations — In-kind Distributions" and "— Involuntary Redemptions/Small Accounts" in the MFS Fund's current Prospectus, and "Shareholder Services — Systematic Withdrawal Plan" and "Description of Shares, Voting Rights and Liabilities" in Part II of the MFS Fund's current Statement of Additional Information.

Exchange Privileges.

Shareholders of the Penn Street Portfolio may exchange their shares for the same share class of any of the other investment portfolios of the Company (currently, only one portfolio, The Berkshire Advisors Select Equity Portfolio) at net asset value without incurring additional sales charges (including a CDSC in the case of Class C shares). Such an exchange may be made directly through the Penn Street Portfolio's transfer agent. Similarly, shareholders of the MFS Fund may exchange their shares for the same class of a number of other MFS funds at net asset value by contacting the Fund's transfer agent or through a shareholder's financial intermediary. The minimum exchange amount required with respect to the MFS Fund is $1,000 ($50 for exchanges made under the automatic exchange plan described below). MFS may waive the minimum exchange amount for certain types of investors and investments. While MFS Fund shares otherwise subject to a CDSC will not be charged a CDSC in such an exchange, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to the original shares should a shareholder wish to redeem the acquired shares. For purposes of computing the CDSC for the acquired shares at the time of redemption, the length of time the shareholder owned the shares will be measured from the date of original purchase of the shares being exchanged.

In addition, shareholders of the MFS Fund who have an account balance of at least $2,000 may participate in an automatic exchange plan, which permits the shareholder to make automatic periodic exchanges for their account for shares of the same class at net asset value of other MFS funds. Such exchanges will generally be made at net asset value without any sales charges and are excluded from the exchange limitation policies identified below. A CDSC will apply if shareholders redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased. The Penn Street Portfolio does not offer such an automatic exchange plan to its shareholders.

For more information on the Penn Street Portfolio's exchange procedures, see, among other disclosures, "How to Buy & Sell Shares — Exchange Feature" in the Penn Street Portfolio's current Prospectus. For more information on the MFS Fund's exchange procedures, see, among other disclosures, "Description of Share Classes — Automatic Exchange Plan" and "How to Purchase, Exchange and Redeem Shares — How to Exchange Shares" in the MFS Fund's current Prospectus, and "Shareholder Services — Exchange Privilege" and "— Telephone Exchanges" in Part II of the MFS Fund's current Statement of Additional Information.

Policies and Procedures Regarding Frequent Trading Activity.

Both Funds maintain policies and procedures intended to discourage and prevent excessive trading in the Funds. A pattern of frequent exchange transactions may be deemed by the Company to be an abusive practice that is not in the best interests of current shareholders of the Penn Street Portfolio, and the Company may limit any such pattern by refusing to accept further purchase and/or exchange orders, after providing the investor with 30 days' prior notice. The Board of Directors of the Company reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days' written notice to shareholders. The Board has also approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Company may limit or restrict additional exchanges or purchases of Fund shares by shareholders who are believed by PSIA or VFCA to be engaged in these abusive trading activities. These policies and procedures apply to any Portfolio account, whether individual accounts or omnibus accounts with financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Penn Street Portfolio shares without the identity of the particular shareholder(s) being known to the Company. Accordingly, the ability of the Company to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee the Company will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Board of Trustees of the MFS Trust also has adopted purchase and exchange limitation policies designed to discourage frequent fund share transactions, which differ from those of the Penn Street Portfolio. These procedures provide the MFS Fund with the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. In addition, the MFS funds, including the MFS Fund, reserve the right to delay for one business day the processing of exchange requests in the event that, in the MFS funds' or their agents' judgment, such a delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the MFS funds' net asset values at the conclusion of the delay period. Subject to certain exceptions, the MFS funds, including the MFS Fund, through their agents, will use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund, including the MFS Fund, during a calendar quarter.

The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, similar to the Penn Street Portfolio, the MFS funds, including the MFS Fund, receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors since the identity of the shareholders in an omnibus account often is not known to a fund. For more information on the Funds' excessive trading procedures, see, among other disclosures, "How to Buy & Sell Shares — Frequent Purchases and Sales of Shares" and "— Exchange Feature" in the Penn Street Portfolio's current Prospectus, and "How to Purchase, Exchange and Redeem Shares — Other Considerations" in the MFS Fund's current Prospectus.

Pricing of Shares.

Shares of each class of both the Penn Street Portfolio and the MFS Fund can be purchased, exchanged or redeemed at the net asset value of the relevant class of shares next calculated, plus any applicable sales charges or minus any redemption fee, as applicable, as described above. The Funds' procedures for determining the net asset value of each class of shares is substantially similar. For more information on how the Penn Street Portfolio prices its shares, see, among other disclosures, "How to Buy & Sell Shares — Determining Share Prices" and "— Fair Value Pricing" in the Penn Street Portfolio's current Prospectus, and "Sale of Portfolio Shares" in the Penn Street Portfolio's current Statement of Additional Information. For more information on how the MFS Fund prices its shares, see, among other disclosures, "Other Information — Pricing of Fund Shares" in the MFS Fund's current Prospectus, and "Determination of Net Asset Value" in Part II of the MFS Fund's current Statement of Additional Information.

Dividends and Distributions and Tax Consequences.

Currently, the Penn Street Portfolio intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of portfolio securities. The MFS Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders as dividends at least annually. In the case of both Funds, dividend and capital gain distributions will be reinvested in additional shares of the applicable Fund unless a shareholder elects to receive them in cash. The MFS Fund also permits shareholders to elect to receive dividend distributions in cash, while having capital gain distributions reinvested in additional shares. MFS Fund distributions may also be reinvested in shares of the same class of another MFS fund.

The Penn Street Portfolio has qualified and intends to continue to qualify, and the MFS Fund intends to qualify, as a regulated investment company under Subchapter M of the Code. While so qualified, as long as the Fund distributes substantially all of its net investment income and gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. Unless a shareholder is investing through a qualified tax-exempt account, distributions are taxable to the shareholder regardless of whether they are paid in cash or reinvested in additional shares, and any gain resulting from the sale or exchange of shares will generally also be taxable to the shareholder.

For more information regarding each Fund's dividend and distribution policies and the tax consequences of buying, holding, exchanging or redeeming shares of each Fund, see, among other disclosures, for the Penn Street Portfolio, "Dividends and Distributions" and "Tax Considerations" in the Penn Street Portfolio's current Prospectus and "Tax Status" in the Penn Street Portfolio's current Statement of Additional Information; and for the MFS Fund, "Description of Share Classes — Dividend Reinvestment," "— Distribution Investment Program" and "Other Information" in the MFS Fund's current Prospectus, and "Net Income and Distributions" and "Tax Considerations" in Part II of the MFS Fund's current Statement of Additional Information.

APPENDIX C

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL
INVESTMENT POLICIES

Fundamental Investment Policies

The following highlights the differences in the Funds' fundamental investment restrictions. For purposes of this discussion, a "fundamental" investment restriction is one that may not be changed without a shareholder vote.

Penn Street Portfolio	MFS Fund
Borrowing

The Fund may not borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Fund may also acquire futures contracts and options thereon as described in "Real Estate and Commodities" below.	The Fund may not borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

Lending

The Fund may not make loans, although the Fund may enter into repurchase agreements and lend its portfolio securities.	The Fund may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Senior Securities

The Fund may not issue senior securities.	The Fund may not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Underwriting

The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a portfolio security.

Penn Street Portfolio	MFS Fund
Real Estate and Commodities

The Fund may not purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein. The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis.	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

Concentration

The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; however, the Fund may invest up to 25% of its assets in the securities of issuers having their principal business activities in alternating industries, as the Fund's sub-adviser may choose from time to time.	The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Non-Fundamental Investment Policies

The following highlights differences in certain non-fundamental investment restrictions of the Funds. A non-fundamental investment restriction may be changed by the Funds' boards of directors/trustees without shareholder approval.

Penn Street Portfolio	MFS Fund
Illiquid Investments

The Fund will not purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days.	The Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act but are determined to be liquid by the MFS Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

Temporary Defensive Positions

Under abnormal market conditions, the Fund may adopt a temporary defensive position in the market. When the Fund assumes such a position, cash reserves may be a significant (up to 100%) part of the Fund's total net assets.	The Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, or political conditions exist.

In addition, the Penn Street Portfolio is subject to the following limitations on certain investments, which may be changed without shareholder approval. The MFS Fund does not have comparable investment limitations. The Penn Street Portfolio may:

(1)  Invest up to 10% of its total assets in initial margins and premiums on futures and related options.

(2)  Invest up to 15% of its total market value in inverse floaters to increase the Fund's duration and income.

(3)  Not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Fund's net assets.

(4)  Not sell securities short, provided, however, the Penn Street Portfolio may make short sales of securities or maintain short positions only for purposes of deferring realization of gain or loss, provided that at all times when a short position is open, the Penn Street Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. The Penn Street Portfolio may not make such a short sale if as a result more than 10% of its net assets would be held as collateral for short sales. (See "How do the investment objective, principal investment strategies, and policies of the Penn Street Portfolio compare to those of the MFS Fund?" above in Part I of this Prospectus/Proxy Statement for more discussion regarding each Fund's permitted short sales practices.)

(5)  All repurchase agreements entered into by the Penn Street Portfolio must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into repurchase agreements with U.S. banks or qualifying broker/dealers, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities.

APPENDIX D

COMPARISON OF ORGANIZATIONAL DOCUMENTS AND GOVERNING LAW

As a series of the MFS Trust, a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts, the MFS Fund is subject to the provisions of the MFS Trust's Declaration of Trust and By-Laws, and is governed by Massachusetts law. The provisions of the MFS Trust's Declaration of Trust and By-Laws differ in some respects from the Company's Articles of Incorporation and By-Laws and the Maryland General Corporation Law (the "MGCL"), which governs Maryland corporations. Therefore, shareholders of the Penn Street Portfolio may have different rights from shareholders of the MFS Fund. Note that the 1940 Act and other federal law also applies to both the Penn Street Portfolio and the MFS Fund.

The following is a summary of some of the significant provisions of (i) the Company's Articles of Incorporation and By-Laws and the MGCL and (ii) the MFS Trust's Declaration of Trust and By-Laws and Massachusetts law, including the significant differences between them. This Appendix D also summarizes, and highlights the significant differences between, certain fund governance policies observed by the Funds. For more complete information, shareholders of a Fund should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the Company or the MFS Trust, as the case may be, at its respective address listed on the cover page of this Prospectus/Proxy Statement.

Capitalization: The Company is authorized to issue one billion (1,000,000,000) shares of capital stock initially classified as "common stock," with a par value of $0.01 per share. The Company has presently allocated 20 million (20,000,000) shares to the Penn Street Portfolio, and has further reclassified those shares as follows: ten million (10,000,000) shares of common stock as Penn Street Advisors Sector Rotational Portfolio — Class A, and ten million (10,000,000) shares of common stock as Penn Street Advisors Sector Rotational Portfolio — Class C. Unless otherwise prohibited by law, so long as the Company is registered as an open-end investment company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of shareholders, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Company has authority to issue. In addition, the Board may create additional series of shares and may create multiple classes of shares of such series.

The MFS Trust's Declaration of Trust permits the MFS Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest with no par value of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The MFS Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the MFS Fund with each other share of that class.

Shareholder Liability and Indemnification: Under the MGCL, a stockholder of a Maryland corporation who has fully paid the subscription price for the stockholder's shares generally has no personal liability in excess of the stockholder's cost of such shares. Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of the MFS Trust. The MFS Trust's Declaration of Trust,

however, disclaims shareholder liability in connection with any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the MFS Trust or the Trustees of the MFS Trust, including, without limitation, any and all property allocated or belonging to any series or class of shares of beneficial interest as authorized by the trustees of the MFS Trust ("Trust Property"), or the acts, obligations or affairs of the MFS Trust, solely by reason of being or having been a shareholder. The MFS Trust's Declaration of Trust provides that a shareholder or former shareholder held to be personally liable solely by reason of his or her being or having been a shareholder (other than for taxes payable by virtue of owning shares of beneficial interest of MFS Trust) shall be entitled to be held harmless from and indemnified by the MFS Trust against all claims and liabilities arising from such liability and shall be reimbursed by the MFS Trust for all legal and other expenses reasonably incurred by the shareholder in connection with any such claims or liability. The MFS Trust also maintains insurance (e.g., fidelity bond and errors and omissions insurance) for the protection of the MFS Trust and its shareholders and the Trustees, officers, employees, and agents of the MFS Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the MFS Fund itself was unable to meet its obligations.

Shareholder Voting Rights: Under the Company's Articles of Incorporation and By-Laws, shareholders have the power to elect Directors and to vote with respect to liquidation of the series in which they invest and on any additional matters as may be required by law. Under the MFS Trust's Declaration of Trust, shareholders have the power to vote only (i) for the election of Trustees when that issue is submitted to shareholders, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iv) with respect to termination of the MFS Trust or any series or class (as described below), (v) with respect to any amendment of the MFS Trust's Declaration of Trust (as described below), (vi) with respect to any merger, consolidation or sale of assets (as described below), (vii) to the same extent as the stockholders of a Massachusetts business corporation when considering whether an action should be brought or maintained derivatively or as a class action on behalf of the MFS Trust or the shareholders, and (viii) with respect to such additional matters relating to the MFS Trust as may be required by the MFS Trust's Declaration of Trust, the MFS Trust's By-Laws, or any registration of the MFS Trust with the Commission or any other regulator having jurisdiction over the MFS Trust, or as the Trustees may consider necessary or desirable.

Under the Company's Articles of Incorporation, each share of a series shall be entitled to one vote. All series shall vote together as a single body unless a separate vote of a particular series is required by the 1940 Act or the MGCL. Holders of any series cannot vote on any matter that does not affect the interests of that series, including liquidation of another series, except as required by the 1940 Act or MGCL. The 1940 Act provides that matters submitted for approval to shareholders of a series require approval of a majority of the outstanding shares of each class or series affected by the matter. Shareholders of each series or class of the MFS Trust are entitled to one vote for each dollar of net asset value (number of shares times net asset value per share) as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote (except where the Trustees may have established conditions, subject to applicable law, under which the several series or classes shall have separate or no voting rights). Notwithstanding any provisions in the MFS Trust's Declaration of Trust to the contrary, all shares of all series of the MFS Trust entitled to vote on a matter shall be voted together as a single body, except when required by the 1940 Act to be voted by individual series or class, or when the Trustees have determined that a matter affects only the interests of shareholders of particular series or classes of shares. The Company and the MFS Trust do not provide for cumulative voting in the election of directors/trustees.

Under the Company's Articles of Incorporation, notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock outstanding and entitled to vote thereon, except as otherwise provided in the Company's Articles of Incorporation. Under the Company's By-Laws, unless otherwise required by applicable law, a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, provided that Directors shall be elected by plurality vote. With respect to the MFS Trust, where any provision of law or of the MFS Trust's Declaration of Trust requires the holders of shares of any particular series or class to vote by series or class, then shares representing a majority of the voting power of the aggregate number of shares of that series or class entitled to vote shall decide that matter insofar as that series or class is concerned. Otherwise, except where a larger vote is required by applicable law or by any provision of the MFS Trust's Declaration of Trust or By-Laws, shares representing a majority of the voting power of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee.

Merger, Consolidation, Liquidation or Termination. Under the Company's Articles of Incorporation, the liquidation of any series of which there are shares outstanding requires the approval of the vote of a majority of the outstanding voting securities of that series (as defined under the 1940 Act). Under MFS Trust's Declaration of Trust, the MFS Trust may be terminated at any time by a vote of a majority of outstanding voting securities (as defined under the 1940 Act) or by the Trustees by written notice to shareholders. Any series of the MFS Trust, or any class of any series, may be terminated at any time by a vote of a majority of outstanding voting securities of that series or class (as defined under the 1940 Act) or by the Board of Trustees by written notice to the shareholders of that series or class.

Subject to applicable law, the MFS Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease, exchange the Trust Property (or Trust Property allocable to a particular series or class) if authorized (i) by the Trustees without the vote or consent of shareholders if permitted by applicable law; (ii) at any meeting of shareholders called for such purpose by a vote of the majority of outstanding voting securities (as defined in the 1940 Act) of all series of the MFS Trust voting as a single class if the entire MFS Trust is merging, consolidating or disposing of assets, by a vote of the majority of the outstanding voting securities of the particular series if the entire series is merging, consolidating or disposing of assets, or by a majority of the outstanding voting securities of a class if only that class is merging, consolidating or disposing of assets; or (iii) by the written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of all series of the MFS Trust voting as a single class, or of the particular series or class as described above. The Company's Articles of Incorporation contemplate that any merger, consolidation, or share exchange of a series will require the affirmative vote of the holders of a majority of the outstanding shares of that series.

Amendments to the Organizational Documents. The Board of Directors of the Company may amend the Company's By-Laws without shareholder approval, and the Board of Directors may amend the Company's Articles of Incorporation upon the approval of a majority of the votes of shareholders entitled to be cast on the matter. The MFS Trust's By-Laws may be amended by the Trustees at any time by an affirmative vote of the majority of the Trustees. Except in limited circumstances specified in the MFS Trust's Declaration of Trust (including any amendment that would affect the shareholders voting powers, any amendment to the MFS Trust's amendment procedures, any amendment as may be required by law or by the MFS Trust's registration statement to be approved by shareholders, or any amendment submitted to them by the Trustees), the Board of Trustees may, without any shareholder vote, amend or otherwise supplement the MFS Trust's Declaration of Trust. On any amendment on which shareholders have the right to vote, a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) is required by the MFS Trust's Declaration of Trust. If the Trustees determine that any amendment required or permitted to be submitted, then only shareholders of such series or classes, as applicable, shall be entitled to vote thereon.

Shareholder Meetings: The MFS Trust is not required to hold annual shareholder meetings in any year in which the election of trustees is not required to be acted upon by the 1940 Act. However, in connection with MFS's regulatory settlements discussed above under "Other Information — Legal Proceedings" in Part V of this Prospectus/Proxy Statement, the MFS Trust maintains a policy to hold a shareholder meeting at least once every five years to elect Trustees. In addition, the MFS Trust's By-Laws provide that meetings of shareholders of the MFS Trust may be called at any time by a majority of the Trustees of the MFS Trust, and that the Trustees of the MFS Trust are required to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Trustees when requested to do so by the holders of at least 10% of the outstanding shares of the MFS Trust. The Company also is not required to hold annual shareholder meetings in any year in which the election of directors is not required to be acted upon by the 1940 Act. If the election of directors is required to be acted upon under the 1940 Act, then such a meeting shall be designated as the annual meeting of shareholders of the Company for that year and shall be held no later than 60 days after the occurrence of the event requiring the meeting (unless otherwise permitted by order of the Commission). Otherwise, annual meetings shall be held only if called by the Board of Directors of the Company and, if called, shall be held during the month of May on such date as fixed by the Board. The Company's By-Laws provide that a special meeting of shareholders may be called at any time by the president of the Company, or by a majority of the Board of Directors, and shall be called by the president or secretary upon written request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at such meeting.

Under the MGCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a unanimous written consent setting forth the action is provided by each shareholder entitled to vote on the matter. The MFS Trust's By-Laws provide that consent to the action in writing of a majority of the shares entitled to vote on the matter (or such larger proportion thereof as required by law, the MFS Trust's Declaration of Trust, or the MFS Trust's By-Laws) is required for shareholder action taken without a meeting.

The Company's By-Laws provide that written notice of a shareholder meeting, stating the time, place and purpose of the meeting, is to be given not less than ten nor more than ninety days before such meeting by personal delivery or mailed to the shareholder's address as it appears on the records of the Company. However, each shareholder who is entitled to notice waives notice if the shareholder before or after the meeting signs a waiver of the notice which is filed with the records of shareholders' meetings or is present at the meeting in person or by proxy. The provisions of the MFS Trust's By-Laws are similar with respect to the written notice and waiver. For both the Company and the MFS Trust, a quorum for a shareholder meeting consists of the presence in person or by proxy of a majority of shares entitled to vote on the matter.

Dividends: The MGCL imposes certain limitations on distributions in circumstances where, if after giving effect to the distribution, a corporation would be unable to pay its debts as they become due in the ordinary course of business, or its total assets would be less than the sum of its total liabilities plus, unless the Company's Articles of Incorporation permit otherwise, certain other preferential distribution obligations. The MFS Trust's Declaration of Trust does not have a similar limitation. However, the Company's Articles of Incorporation and the MFS Trust's Declaration of Trust provide that dividends and other distributions on the shares of a particular series shall be paid only out of the assets belonging to that series, after providing for liabilities belonging to that series.

Board of Directors'/Board of Trustees' Election and Powers: Unless MGCL or the Company's Articles of Incorporation provide otherwise (which the Company's Articles of Incorporation do not), the Company's shareholders may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. The Company's By-Laws provide that the Board of Directors may fill a vacancy on the Board by majority vote of the full Board if immediately after filling such vacancy at least two-thirds of the Board of Directors have been elected by the shareholders. If at any time less than a majority of the Board of Directors of the Company were elected by shareholders, the Company is required to cause a meeting of shareholders to be held for the purpose of electing directors. The MFS Trust's Declaration of Trust provides that a Trustee may be removed at any meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the MFS Trust. Also, a majority of the remaining Trustees may fill any vacancy by appointing such other individual to the Board of Trustees as they, in their discretion, see fit.

The Company's By-Laws provide that the Board of Directors may, by resolution passed by a majority of the whole Board, appoint an executive committee and other committees composed of two or more directors and delegate to such committees, in the intervals between meetings of the Board, any of the powers of the Board of Directors, except the power to: authorize dividends or other distributions on stock unless given a general authorization by the Board of Directors to fix the amount and terms of a distribution, issue stock unless given a general authorization by the Board of Directors that established a method or procedure for the maximum number of shares to be issued, recommend to the shareholders any action which requires shareholder approval, amend the Company's By-Laws or approve any merger or share exchange which does not require shareholder approval. The MFS Trust's By-Laws provide that the Trustees may elect by vote of a majority of all Trustees an executive committee composed of not less than three Trustees with the power to conduct the current and ordinary business of the

MFS Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of shares of the MFS Trust, and such other powers of the Trustees which they may delegate, except those powers which by law, the MFS Trust's Declaration of Trust or the By-Laws, they are prohibited from delegating. The Trustees of the MFS Trust may also elect other committees and determine the number of committee members, the powers conferred upon them (subject to the same limitations as the executive committee) and the term of membership of any such committees.

Board of Directors'/Board of Trustees' Liability and Indemnification: The Company's Articles of Incorporation provide that to the fullest extent permitted by Maryland statutory and decisional law, as amended or interpreted (as limited by the 1940 Act), no director or officer of the corporation shall be personally liable to the corporation or its shareholders for money damages. Under the MGCL, directors and officers performing their duties in accordance with the standard provided under the law (a standard which requires such duties to be performed in good faith; in a manner reasonably believed to be in the best interests of the corporation; and with the care that an ordinary prudent person in like position would use under similar circumstances) will not be liable. The MFS Trust's Declaration of Trust provides that no Trustee, officer or employee or agent of the MFS Trust shall be liable in connection with Trust Property or the affairs of the MFS Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the MFS Trust or for the act or omission of any other Trustee, except for liability to the MFS Trust or its shareholders to which any such Trustee, officer, or employee or agent of the MFS Trust would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office or position with or on behalf of the MFS Trust.

The Company's Articles of Incorporation provide that the corporation shall indemnify its directors and officers, whether serving the Company or, at its request, any other entity, to the full extent required or permitted by the laws of the State of Maryland (as limited by the 1940 Act), including the advancement of expenses. Other employees and agents of the Company are also indemnified under the Company's Articles of Incorporation to such extent as authorized by the Board of Directors or the Company's By-Laws and otherwise permitted by law. The Company's By-Laws provide that the Company shall indemnify each director and officer made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under the section 2-418 of the MGCL (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section (as described below), and (ii) provided that the Company shall not indemnify any director or officer for any liability to the Company or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The provisions of clause (i) notwithstanding, the Company shall indemnify each director and officer against reasonable expenses incurred in connection with the successful defense of any proceedings to which such person is a party by reason of service in such capacity, and the Company shall advance reasonable expenses, in the manner and to the extent provided by applicable law, to each director and officer who is made a party to a proceeding by reason of service in such capacity. Under subsection (b)(1) of section 2-418 of the MGCL, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and either (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification may not be made by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination shall be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board of directors (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of one or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board of directors or a committee as set forth in clause (i) above, or if the quorum of the full board of directors cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the shareholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

The MFS Trust's Declaration of Trust provides that the MFS Trust shall indemnify every person who is or has been a Trustee or officer of the MFS Trust (each, a "Covered Person") against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer. However, no indemnification can be provided to a Covered Person (i) against any liability to the MFS Trust or shareholders by reason of a final adjudication that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office; (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the MFS Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties by the court or other body approving the settlement or other disposition or by a reasonable determination that that individual did not engage in such conduct by vote of a majority of the Trustees (i) who are not "interested persons"

of the MFS Trust (as such term is defined in the 1940 Act) ("Independent Trustees") and (ii) against whom none of such actions or proceedings (or similar actions or proceedings) had been pending (the "Disinterested Trustees") or by opinion of legal counsel to the Independent Trustees. The Board of Trustees may approve advance payments in connection with the indemnification if the Covered Person provides a written undertaking to reimburse the MFS Trust in the event it is determined that he or she is not entitled to such indemnification; provided, either that such undertaking is secured by a surety bond or other appropriate security, or a majority of the Disinterested Trustees or legal counsel to the Independent Trustees in a written opinion, determine that there is reason to believe that the person ultimately will be found entitled to indemnification.

Fund Governance Policies and Practices: Both the Board of Directors of the Company and the Board of Trustees of the MFS Trust comply with the fund governance requirements imposed by the 1940 Act and the rules thereunder. Pursuant to MFS's regulatory settlements described above under "Other Information — Legal Proceedings" in Part V of this Prospectus/Proxy Statement, the MFS Trust observes the following additional governance policies and practices (including the policy to hold a shareholder meeting at least once every five years to elect Trustees as described above in "Shareholder Meetings"):

(i) no more than 25% of the members of the Board of Trustees of the MFS Trust will be persons who either (a) were directors, officers or employees of MFS at any point during the 10 years preceding February 5, 2004 (the date of the SEC settlement order described above under "Other Information — Legal Proceedings" in Part V of this Prospectus/Proxy Statement) (the "Settlement Date"); or (B) are "interested persons" (as defined in the 1940 Act) of the MFS Trust or of MFS;

(ii) the chairman of the Board of Trustees of the MFS Trust cannot (a) have been a trustee, officer or employee of MFS at any point during the 10 years preceding the Settlement Date; or (B) be an interested person of the MFS Trust or of MFS;

(iii) any person who acts as counsel to the Trustees of the MFS Trust who are not Independent Trustees will be an "independent legal counsel" (as defined by Rule 0-1 under the 1940 Act) and will not have any employment, consultant, attorney-client, auditing or other professional relationship with MFS;

(iv) no action will be taken by the Board of Trustees of the MFS Trust or by any committee thereof unless such action is approved by a majority of the members of the Board of Trustees or of such committee, as the case may be, who are not either: (a) persons who were directors, officers of employees of MFS at any point during the 10 years preceding the Settlement Date, or (b) interested persons of the MFS Trust or of MFS. In the event that any action relating to the MFS Fund proposed to be taken by and approved by a vote of a majority of the Independent Trustees of the MFS Trust is not approved by the full Board of Trustees, the MFS Fund will disclose such proposal and the related board vote in its shareholder report for such period; and

(v) an independent compliance officer designated by the MFS Trust will report to the Board of Trustees and be responsible for assisting the Board of Trustees and its committees in monitoring compliance by MFS with the federal securities laws, MFS' fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operation of the MFS Trust and the MFS Fund.

Inspection Rights: Under the Company's Articles of Incorporation, the Board of Directors has the power to determine whether, to what extent, at what times and places and under what conditions, the books, accounts and documents of the Company may be open to inspection by shareholders, except as otherwise provided by statute or under the Company's By-Laws (the Company's By-Laws do not provide for inspection rights). Also, except as provided by statute, no shareholder has the right to inspect any book, account or document unless authorized to do so by resolution of the Board of Directors. Under Maryland law, any shareholder of the Company may inspect and copy during usual business hours the Company's By-Laws, the minutes of proceedings of shareholders, annual statements of affairs and voting trust agreements on file at the Company's principal office. In addition, Maryland law provides that shareholders owning at least 5% of the Company's outstanding shares who have been shareholders of record for at least six months also may (i) in person or by agent, on written request, inspect and copy the books of account and stock ledger of the Company, (ii) present to any officer or resident agent of the Company a written request for a statement of the Company's affairs and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for a list of its shareholders. The MFS Trust's By-Laws provide that the records of the MFS Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

Derivative Actions: The MFS Trust's Declaration of Trust provides that shareholders of the MFS Fund may not bring suit on behalf of the MFS Fund without first making a demand of the Trustees requesting them to bring such suit, unless the plaintiff makes a specific showing that there would be irreparable injury to the MFS Fund or a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of investment companies with the same or an affiliated investment adviser or principal underwriter. The Company's Articles of Incorporation and By-Laws do not have a similar limitation. Though not codified in the MGCL, derivative shareholder suits have been recognized in the State of Maryland through judicial determination stemming from the Maryland Court of Appeals case, Booth v. Robinson, 55 Md. 419 (1881). Such actions are equitable in nature and thus require a plaintiff be able, willing and likely to represent stockholders fairly and adequately. A shareholder pursuing a derivative action must first demand that the corporation sue in its own name, and such demand must have been refused. Exception to such demand requirement (because of futility based in directors' interest in such actions) is narrowly construed pursuant to Werbowsky v. Collumb, 362 Md. 581, 766 A.2d 123 (2001). The MGCL has also codified in this regard, in Section 2.405.2, that a director of an investment company as define in the 1940 Act, who is not an interested person as defined in the 1940 Act, is independent and disinterested when making any determination or taking an action as a director.

THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE:	Call 1-888-221-0697 and follow the simple instructions
INTERNET:	Go to www.proxyweb.com and follow the on-line directions
MAIL:	Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE PENN STREET FUND INC. ON BEHALF OF THE PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 2006

The undersigned hereby appoints Chip Storlazzi, Fran Sebzda and John Roman each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, December 22, 2006 at 10:00 a.m., Philadelphia time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.  IN THEIR DISCRETION,  THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.  THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Signature (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

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Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

	FOR	AGAINST	ABSTAIN

ITEM 1.

Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of the Penn Street Advisors Sector Rotational Portfolio to the MFS Sector Rotational Fund, in exchange solely for shares of beneficial Interest in the MFS Sector Rotational Fund and the assumption by the MFS Sector Rotational Fund of certain identified liabilities of the Penn Street Advisors Sector Rotational Portfolio, and the distribution of the MFS Sector Rotational Fund shares to the shareholders of the Penn Street Advisors Sector Rotational Portfolio in liquidation of the Penn Street Advisors Sector Rotational Portfolio.

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Penn - lg

MSR-PRX-11/06

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO,

A series of the Penn Street Fund, Inc.,

by and in exchange for Shares of

MFS SECTOR ROTATIONAL FUND,

a series of MFS Series Trust XII,

November 22, 2006

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of MFS Sector Rotational Fund (the “MFS Fund”) dated November 22, 2006 relating to the sale of all of the assets and liabilities of Penn Street Advisors Sector Rotational Portfolio (the “Penn Street Portfolio”) to the MFS Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus and the prospectus and statement of additional information of the MFS Fund by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116 or by calling 1-800-225-2606.  Investors may obtain a free copy of the prospectus and statement of additional information of the Penn Street Portfolio by writing The Penn Street Fund, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 or by calling 1-866-207-5175.

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TABLE OF CONTENTS

Additional Information about Penn Street Advisors Sector Rotational Portfolio	2

Additional Information about MFS Sector Rotational Fund	2
Independent Registered Public Accounting Firm	2
Unaudited Pro Forma Financial Statements	3

Additional Information About the Penn Street Advisors Sector Rotational Portfolio

The Penn Street Portfolio’s Statement of Additional Information dated March 1, 2006, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein in its entirety by reference and is attached hereto.

Additional Information About the MFS Sector Rotational Fund

The MFS Fund’s Statement of Additional Information dated November 1, 2006, as supplemented from time to time, has been filed with the SEC and is incorporated herein in its entirety by reference and is attached hereto.

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP is the Independent Registered Public Accounting Firm for the MFS Fund and Briggs, Bunting & Dougherty, LLP is the Independent Registered Public Accounting Firm for the Penn Street Portfolio, each providing audit services and assistance, tax return review and other tax consulting services, and assistance and consultation in connection with the review of various SEC filings for their respective Fund.

The following documents are incorporated by reference into this Statement of Additional Information and are attached hereto: (i) the Penn Street Portfolio’s Annual Report for the fiscal year ended October 31, 2005 and (ii) the Penn Street Portfolio’s Semi-Annual Report for the sixth month period ending April 30, 2006 (unaudited).  The audited annual financial statements for the Penn Street Portfolio are in the Penn Street Portfolio’s Annual Report for the fiscal year ended October 31, 2005, are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Briggs, Bunting & Dougherty, LLP, given on their authority as experts in auditing and accounting.  Because the MFS Fund is newly organized, the Fund does not have audited financial statements.

Annual or semi-annual reports may be obtained by contacting The Penn Street Fund, Inc. (at the address above) and may be reviewed and copied at the SEC’s Public Reference

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Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

Unaudited Pro Forma Financial Statements

Because the MFS Fund is newly organized and will not have commenced investment operations prior to the consummation of the Reorganization, no pro forma financial statements have been prepared.

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